UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-4803

Oppenheimer Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 9/30/2015

Item 1. Reports to Stockholders.

Annual Report 9/30/2015

OppenheimerFunds®

The Right Way to Invest

Oppenheimer Rochester® Limited Term Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/15

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond 5-Year (4-6) Index
1-Year	-1.63%	-3.84%	1.85%
5-Year	2.67	2.20	2.79
10-Year	2.93	2.69	4.08

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds

2      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

An Important Update

to the Fund Performance Discussion

Update (as of November 23, 2015): In the weeks that followed the end of this reporting period, several developments in Puerto Rico and decisions by its agencies and officials kept the Commonwealth in the spotlight.

The forbearance agreement between PREPA (Puerto Rico’s electric utility authority) and its bondholders, which has been extended repeatedly since first signed in August 2014 and was set to expire at 8 p.m. October 1, 2015, was extended on that date and several times thereafter. As of this writing, it is scheduled to expire December 10, 2015.

On September 1, 2015, when PREPA and its forbearing bondholders reached an agreement in principal on the major financial terms of the securitization transaction, the Puerto Rico Legislature was given deadline of November 20, 2015 to authorize the restructuring of PREPA. Gov. Alejandro García Padilla recommended the passage of the PREPA restructuring bill, but the Legislature’s regular session ended November 17, 2015 without an agreement on it. On November 20, 2015, the deadline was extended to December 7, 2015, and the governor has said that he will convene a special legislative session in the first week of December.

Earlier in November, three of PREPA’s four creditor groups adopted the formal debt restructuring agreement with the electric utility authority. The agreement is dependent on the approval of all four creditor groups. As of this writing, the monoline bond insurers were still negotiating with PREPA.

Before it adjourned, the Legislature passed a bill that would authorize the creation of a local fiscal adjustment board. The bill, which was amended to give the board the authority to endorse a 5-Year Fiscal Plan but does not give it as much authority as the governor wanted, was sent to the governor for signature. The governor, who had favored a local board, is expected to sign the bill, according to Victor Suarez, the governor’s chief of staff. Some bondholders and some individuals in the federal government had advocated for a federal control board.

On November 19, 2015, the government announced that it would discuss a proposed restructuring plan with the advisers of the bondholders who hold the majority of Puerto Rico’s principal issuers on the next day. The Government Development Bank of Puerto Rico (GDB) has said that its plan involves a “comprehensive single transaction to be accomplished through a voluntary exchange offer.” According to the GDB’s press release, no offer will be made at the November 20 meeting, which is closed to the public.

3      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Meanwhile, the market’s eyes remain focused two upcoming dates: On December 1, 2015, the Commonwealth’s financing arm, the Government Development Bank of Puerto Rico (GDB), has $354.7 million in debt-service payments due, of which $273.3 is backed by the Commonwealth’s general obligation (G.O.) guarantee, and many debt-service payments are due January 1, 2016, including PREPA and G.O. securities.

Puerto Rico officials appeared before the U.S. Senate Committee on Energy and Natural Resources on October 22, 2015. The committee, which deals with legislation related to U.S. territories, among many other areas, was focused on whether Chapter 9 bankruptcy should be an option for Puerto Rico. Both Gov. Padilla and the representatives of the U.S. Department of Treasury faced criticism from the Senate panel. The governor came under fire because his administration has not provided audited financial statements since 2013; he asserted that “it was a ‘misconception’ that Puerto Rico was withholding critical financial information,” The New York Times reported. The senators also challenged the “Super Chapter 9” rescue plan put forth by the Obama administration. The rescue plan (formally titled “A roadmap for Congressional Action”) calls for increasing federal payments to Puerto Rico to lessen the Commonwealth’s healthcare and Medicaid costs and allowing Puerto Rico residents to benefit from the earned income tax credit.

Several U.S. Congressmen have tried to garner support for legislation designed to help Puerto Rico, but support has been limited, especially among Republicans. Some New York congressmen have said they plan to amend legislation to the omnibus spending bill, which must be passed in December. Meanwhile, the Senate Judiciary Committee has set a December 1, 2015 hearing about Puerto Rico.

Some media reports in mid-October suggested that the Treasury Department was in talks with Puerto Rico about issuing a “superbond” that would be exchanged at a negotiated rate for outstanding debt. Others quickly reported the Treasury’s official statement: “The Administration has said repeatedly that it has no plans to provide a bailout to Puerto Rico, and it is inaccurate to suggest that Treasury is in talks to undertake any of Puerto Rico’s financial obligations.”

As a forbearing bondholder on PREPA, the Oppenheimer Rochester team has been an active participant in negotiations with Puerto Rico officials, and shareholders should be confident that we will continue to work to protect our shareholders’ best interests.

4      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Fund Performance Discussion

As in many previous reporting periods, Oppenheimer Rochester Limited Term Municipal Fund generated high levels of tax-free income for the 12 months ended September 30, 2015. The Fund’s Class A shares provided a distribution yield of 4.27% at net asset value (NAV) at the end of this reporting period. The ongoing, low-interest-rate environment and price reductions in the municipal bond market – particularly among sectors and securities this Fund favors – led to dividend reductions this reporting period. Nonetheless, the distribution yield at NAV of this Fund was 267 basis points higher than the average in its Lipper category.

MARKET OVERVIEW

Investors waited with bated breath for the Federal Open Market Committee (FOMC) to reveal what it decided during its September 2015 meeting. Many market watchers had predicted that the FOMC would raise the Fed Funds target rate (the short-term interest rate that it controls) for the first time in 7 years, but the Fed decided otherwise. The committee’s rationale for keeping the short-term rate at its current level of zero to 0.25% included “underutilization of labor resources and inflation continuing to run below the committee’s longer-run objective, partly reflecting declines in energy and other

The average distribution yield in Lipper’s Short Intermediate Municipal Debt Funds category was 1.60% at the end of this reporting period. At 4.27%, the distribution yield at NAV for this Fund’s Class A shares was 267 basis points higher than the category average.

import prices.” In a speech after the September meeting, Chairman Janet Yellen tried to quell the resulting market volatility saying, “It will likely be appropriate to raise the target range of the Federal-Funds rate sometime later this year, and

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	4.27%
Dividend Yield with sales charge	4.17
Standardized Yield	3.33
Taxable Equivalent Yield	5.88
Last distribution (9/22/15; after the 3:1 share split)	$0.016
Total distributions (10/1/14 to 9/30/15; adjusted for the 3:1 share split)	$0.190

Details about the share split’s impact on dividends can be found on page 7. Endnotes for this discussion begin on page 19 of this report

5      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

to continue boosting short-term rates at a gradual pace thereafter as the labor market improves further and inflation moves back to our 2% objective.”

While not definitive by any measure, the statement was more specific than earlier announcements from the Fed. For example, when the FOMC voted in October 2014 to end quantitative easing, its program to stimulate the economy, it said that it planned to keep the Fed Funds target rate at its current level “for a considerable time.” In December 2014, the committee said it could “be patient in beginning to normalize the stance of monetary policy,” but the word “patient” did not appear in the minutes of the February 2015 meeting. In a press conference after that meeting, Ms. Yellen cautioned that “just because we removed the word ‘patient’ doesn’t mean we will be impatient.” Fed officials also stated in February that “the committee will increase the Fed Funds rate only when it has seen further improvement in the labor market and is reasonably confident that inflation will move back to its 2% objective over the medium term.”

By late April 2015, the Fed had removed all calendar-based language relating to possible rate increases, citing a “transitory” decline in output and employment during the first quarter of 2015 as well as declines in energy prices and non-energy imports, which were keeping inflation low.

And, in a speech after the May 2015 FOMC meeting, Ms. Yellen said, “If the economy continues to improve as I expect, I think it will be appropriate at some point this year to take the initial step to raise the Federal Funds rate target and begin the process of normalizing monetary policy.”

The only plausible change would be an increase. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. On September 30, 2015, yields on high-grade municipal bonds at the lower end of the yield curve were higher than they had been a year earlier. However, prices of longer-term, high-grade munis rallied during the same period and their yields declined.

No matter what the Fed does or when, this Fund’s investment team will seek to meet investors’ desires for competitive levels of tax-free income by searching for value in the muni market.

As of September 30, 2015, the average yield on 30-year, AAA-rated muni bonds was 3.14%, down 17 basis points from September 30, 2014. The average yield on 10-year, AAA-rated muni bonds was 2.12% on September 30, 2015, down 7 basis points from the September 2014 date, and the average yield on 1-year, AAA-rated muni bonds was 0.27%, up 12 basis points from the September 2014 date.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given

6      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester Limited Term Municipal Fund held more than 850 securities as of September 30, 2015. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Fund’s Class A distribution yield at NAV was the second highest in Lipper’s Short Intermediate Municipal Debt Funds category as of September 30, 2015, trailing only the distribution yield of this Fund’s Y shares. Additionally, for a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 5.88%, based on the Fund’s standardized yield as of September 30, 2015, and the current top federal income tax rates. As long-time investors know, yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

The Fund’s dividend trend this reporting period demonstrates the power a yield-driven approach can have amid challenging market conditions. At the outset of this reporting period, the dividend rate was 4.8 cents per Class A share. As the result of a 3-for-1 share split that occurred at the end of business on August 21, 2015, the number of shares outstanding increased by a factor of three and the dividend per share was reduced by a factor of three. An investor who held 100 Class A shares of this Fund before the split was earning a monthly dividend of 4.8 cents per share; assuming no changes to the investor’s holdings, the same investor held 300 Class A shares after the split and was earning a monthly dividend of 1.6 cents per share. The share split, we believe, served to create better alignment between this Fund’s NAVs and those of its industry peers. It was a non-taxable event and did not increase or decrease a shareholder’s account value. In all, distributions per Class A share totaled 53.8 cents (or 19 cents on a pro forma basis).

General obligation (G.O.) securities, which are backed by the full faith and taxing authority of state and local governments, comprised 18.9% of total assets (18.9% of net assets) as of September 30, 2015. The Fund’s holdings in this sector, which included bonds issued in various national municipalities and the Commonwealth of Puerto Rico, contributed positively to performance this reporting period. While they have not been tested before a court, the legal protections for Puerto Rico’s G.O. debt are strong, we believe, and many of our funds have overweight positions in these bonds.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 18.7% of the Fund’s total assets (18.7% of net assets) at the end of this reporting period. Puerto Rico’s

7      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

“tobacco bonds” are excluded from this figure, as they are backed by proceeds from the tobacco Master Settlement Agreement (MSA) and included in this Fund’s tobacco holdings. The Fund’s holdings, some of which are insured, include G.O. debt and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things.

During this reporting period, the government agreed to raise its sales tax rate to 11.5%, from 7.0%. By April 1, 2016, the sales tax will be replaced by a value-added tax (VAT), which is expected to lead to higher tax revenues for the Commonwealth.

News from the Commonwealth that it had once again passed a balanced budget was tempered by the sudden announcement by Governor Alejandro García Padilla in late June 2015 that Puerto Rico was not able to pay its debts. A government-commissioned study known as the Krueger Report reached a similar conclusion. Investors should note that the report is unaudited and does not compel the administration to implement the report’s recommendations.

The $9.8 billion budget for fiscal year 2016 includes approximately $1 billion to cover the Commonwealth’s G.O. debt-service obligations. Operational spending totals about $8.3 billion. The legislature also created a $275 million special fund from the Government Development Bank’s allocation to cover debt obligations and economic development. With the lowest operational spending level in at least 10 years, the budget reduces the operational budgets of most government agencies by 2% to 3% versus fiscal year 2015, which ended June 30, 2015. Nonprofits that provide essential social services had their budgets decreased by no more than 10%.

A decision that we believe has important implications for the muni industry – and our funds in particular – was announced on February 6, 2015, when a federal judge ruled that the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the “Recovery Act”) violated the U.S. Constitution and was invalid.

As you may recall, the Recovery Act was passed in late June 2014 and the Oppenheimer Rochester municipal bond funds filed suit immediately, challenging the legislation that was designed to allow PREPA (the island’s electric utility authority), PRASA (the aqueduct and sewer authority) and PRHTA (the highway authority) to restructure their debt under the supervision of a Commonwealth court.

On July 6, 2015, a federal appeals court unanimously affirmed the earlier decision and on August 21, 2015, the Commonwealth petitioned the U.S. Supreme Court to overturn the federal district court ruling. In its petition, the Commonwealth argues that Puerto Rico’s issuers should have the right to restructure their debt

8      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

The Rochester Portfolio Management Team

pursuant to the terms set forth in the Commonwealth’s Recovery Act.

As bondholders, we see things differently: The Commonwealth and its issuers agreed to specific and carefully constructed bond covenants when they sold securities, and the contracts should be honored. Our team will always stand up for bondholders’ best interests.

Separately, four Puerto Rico bond issuers had payments due on August 3, 2015. Three of these issuers made their payments on time and in full; the Puerto Rico Finance Corporation (PFC) did not.

The PFC’s bond covenant called for a $58 million payment of principal and interest on August 3. Instead, a payment of $628,000 was made to PFC bondholders, a group that includes individual Americans on the mainland and in the Commonwealth, Puerto Rican credit unions, and

9      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

The Rochester Credit Research Team

10      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Oppenheimer Rochester municipal bond funds and other retail municipal bond funds, among others. Prior to August 3, prices of PFC bonds fell sharply, a signal that the market had anticipated this default; as of this update, these securities continued to trade in the teens.

As long-time investors know, net asset values (NAVs) of municipal bond funds are adjusted daily based on a third party’s pricing of all bonds in the marketplace. Thus, the NAVs of our funds, many of which have invested in the Commonwealth and its agencies and government instrumentalities, reflect all price changes. In light of the non-payment by the PFC, investors should expect volatility in the prices of PFC bonds and other bonds issued by the Commonwealth.

We note that two issuers of revenue-backed bonds—the Puerto Rico Sales Tax Financing Corporation (COFINA) and the Puerto Rico Municipal Finance Agency (MFA)—met their August 3, 2015 debt-service obligations on time and in full.

The COFINA bonds, which are backed by sales tax revenue, are held by several of the Oppenheimer Rochester funds, including this Fund. The MFA bonds – which are backed by ad valorem taxes that are based on the assessed value of real estate, personal property and/or the duty levied on imported items – also paid their bondholders, including Oppenheimer Rochester funds.

Also on August 3, 2015, the Government Development Bank for Puerto Rico (GDB) made loan payments to banks that totaled approximately $140 million.

The forbearance agreement that was reached in August 2014 between PREPA and many of its creditors, including this Fund, was extended several times beyond March 31, 2015, its initial expiration date. In the agreement, the bondholders have agreed to forbear from exercising rights in connection with events that would constitute a default on PREPA bonds, and PREPA had agreed to a variety of financial terms and to submit a 5-year restructuring plan. PREPA made a full $415 million bond payment on July 1, 2015 and promised to reach a comprehensive restructuring plan with its creditors by September 1, 2015. PREPA’s payment was among more than $1 billion in transfers made by Puerto Rico public entities, as money came due at the start of the Commonwealth’s new fiscal year, July 1, 2015.

On September 1, 2015, PREPA and the forbearing bondholders reached an agreement in principle on the major financial terms of a securitization transaction to lower PREPA’s debt service costs. Although the proposed agreement would result in a reduction in the par value of PREPA’s existing bonds, we nevertheless believe the agreement – if implemented – will be a win for bondholders.

Investors should note that the new bond structure would be bankruptcy remote, which serves to protect bondholders from event risks; that the term sheet requires that the new

11      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

securitization bonds earn an investment-grade rating; that the deal requires high participation by all bondholders, and that insurers reach agreement with PREPA on the treatment of the insured bonds. If all goes as planned, bondholders will be further insulated from the risks and uncertainties related to any inefficiency in PREPA’s operations and will not incur the costs that would result from a lengthy and uncertain litigation process.

While we expect that all parties will work toward a restructuring support agreement, we remind investors that there is no guarantee of either a timeline or implementation. The Oppenheimer Rochester team has been an active participant in negotiations with Puerto Rico officials, and shareholders should be confident that we will continue to work to protect our shareholders’ best interests. As of the end of this reporting period, the forbearance agreement with bondholders was scheduled to expire at 8 p.m. October 1, 2015.

PREPA did not secure an extension from its bond insurers, a group that guarantees $2.5 billion of the utility’s debt. According to PREPA’s chief restructuring officer, negotiations with the bond insurers will continue.

After a week-long delay that officials said was caused by Hurricane Erika, the Working Group that had been charged by the governor to deliver a 5-Year Fiscal Plan by

September 1, 2015, handed in its plan. Like the government-commissioned Krueger Report that preceded it, the Working Group’s plan included a lengthy roster of policy changes and austerity measures designed to resolve some of the Commonwealth’s financial difficulties.

Politicians, including some candidates for the presidency, have voiced concerns about the current circumstances in Puerto Rico, and we believe the situation will remain political in the near term. In fact, many of the recommendations would require action by the U.S. Congress or the Puerto Rico Legislature. Even if all the recommendations were implemented, the plan indicated that Puerto Rico would still face a $14 billion financing gap between 2016 and 2020. In the weeks following the release of the plan, various market analysts raised what we believe to be substantive questions about the accuracy of many of the plan’s figures.

Investors should note that the plan also seeks to reduce and/or restructure some of Puerto Rico’s debt. In a televised address, the governor said, “The plan itself will not get us out of the hole we find ourselves in. It’s time that creditors come to the table and share in the sacrifice.” We continue to believe that Puerto Rico must act within the tenets of the law, including its Constitution. Questions about the degree to which Puerto Rico and its agencies and authorities are committed to honoring their debt service obligations created significant pressure on the prices of their securities, especially in the latter months of this reporting period. As a result, the Fund’s Puerto Rico holdings in

12      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

aggregate had a negative impact on the Fund’s total return.

Our investment team’s commitment to protecting the interests of our shareholders is unwavering. Overall, we are encouraged by the government’s efforts to reduce spending and increase revenue. However, investors should note that deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rico bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund. We will continue to monitor credit rating changes and other developments related to our Puerto Rico holdings closely.

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders. Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

Please note: An important update on post-reporting-period developments that could have implications for the Fund’s Puerto Rico holdings can be found on page 3 of this report.

As of September 30, 2015, the Fund was invested in the hospital/healthcare sector, which represented 14.3% of total assets (14.3% of net assets). Our holdings in this sector, including two bonds issued in the Commonwealth of Puerto Rico, consist of securities across the credit spectrum, but most are investment grade. Bonds held in this sector contributed positively to Fund performance this reporting period.

The Fund was also invested in securities used to finance marine and aviation facilities this reporting period. Many of these securities are high-grade investments that are backed by the valuable collateral of the projects whose construction they finance. As of September 30, 2015, 9.4% of the Fund’s total assets (9.4% of net assets) were invested in the marine/aviation facilities sector, which contributed positively to Fund performance this reporting period.

Municipal bonds backed by proceeds from the tobacco MSA, the national litigation settlement with U.S. tobacco manufacturers, represented 8.4% of the Fund’s total assets (8.4% of net assets) at the end of this reporting period. The sector was a positive contributor to the Fund’s total return.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. During this reporting

13      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

period, our long-term view of this sector continued to be bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full.

The Fund’s holdings in municipal bonds issued by utilities represented 7.9% of total assets (7.9% of net assets) at the end of this reporting period. This set of holdings included electric utilities with 5.4% of total assets (5.4% of net assets), gas utilities with 1.2% of total assets (1.2% of net assets), water utilities with 1.0% of total assets (1.0% of net assets), and sewer utilities with 0.3% of total assets (0.3% of net assets) as of September 30, 2015. Our holdings in these sectors consist of securities in the mid-range of the credit spectrum and include bonds issued by PREPA and PRASA. All utilities sectors contributed positively to Fund performance this reporting period.

While the prices of PRASA securities remained pressured this reporting period, the authority reported stronger-than-expected operating results for fiscal year 2015, largely based on its decisions to cut expenses and reduce debt-service obligations.

As of September 30, 2015 the sales tax sector represented 7.2% of the Fund’s total assets (7.3% of net assets). Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenue. The majority of the sales tax revenue bonds held by the Fund this reporting period were issued in Puerto Rico, which caused the sector to detract from the Fund’s total return.

Many sectors in which the Fund maintained relatively smaller investments as of September 30, 2015, also contributed positively to performance. Investors benefited this reporting period from the Fund’s holdings in multifamily housing, municipal leases, tax increment financing, higher education, and the bonds in several other sectors.

The government appropriations sector and the Special Tax sector detracted from the Fund’s performance this reporting period. The Fund’s holdings in these sectors are relatively small and include securities issued in Puerto Rico.

During this reporting period, the Fund maintained a small investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide high levels of income to funds across the industry during this reporting period and contributed positively to this Fund’s performance. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions.

14      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This “maturity managed” Fund uses a dollar-weighted approach to measuring the average maturity of its securities and seeks an average effective maturity of 5 years or less for its portfolio. While the Fund invests primarily in investment-grade municipal securities, it may invest up to 5% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of September 30, 2015, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 5% of total assets.

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can

15      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

16      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES
General Obligation	18.9%
Hospital/Healthcare	14.3
Marine/Aviation Facilities	9.4
Tobacco Master Settlement Agreement	8.4
Sales Tax Revenue	7.2
Electric Utilities	5.4
Multifamily Housing	3.8
Municipal Leases	3.7
Tax Increment Financing (TIF)	3.2
Higher Education	2.4

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2015, and are based on total assets.

CREDIT ALLOCATION
	NRSRO- Rated	Sub-Adviser-Rated	Total
AAA	0.9%	0.0%	0.9%
AA	32.3	0.0	32.3
A	25.0	1.0	26.0
BBB	18.5	4.9	23.4
BB or lower	16.9	0.5	17.4
Total	93.6%	6.4%	100.0%

The percentages above are based on the market value of the securities as of September 30, 2015, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

17      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 9/30/15

	Without Sales Charge	With Sales Charge
Class A	4.27%	4.17%
Class B	3.58	N/A
Class C	3.60	N/A
Class Y	4.49	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 9/30/15

Class A	3.33%
Class B	2.65
Class C	2.66
Class Y	3.65

TAXABLE EQUIVALENT YIELDS

As of 9/30/15

Class A	5.88%
Class B	4.68
Class C	4.70
Class Y	6.45

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/15

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OPITX)	11/11/86	-1.63%	2.67%	2.93%	5.35%
Class B (OIMBX)	9/11/95	-2.23	1.86	2.43	4.19
Class C (OITCX)	12/1/93	-2.30	1.89	2.15	3.58
Class Y (OPIYX)	1/31/11	-1.38	N/A	N/A	3.80

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/15

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OPITX)	11/11/86	-3.84%	2.20%	2.69%	5.27%
Class B (OIMBX)	9/11/95	-6.01	1.69	2.43	4.19
Class C (OITCX)	12/1/93	-3.25	1.89	2.15	3.58
Class Y (OPIYX)	1/31/11	-1.38	N/A	N/A	3.80

18      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25%; for Class B shares, the contingent deferred sales charge of 4% (1-year) and 1% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond 5-Year (4-6) Index, which consists of investment-grade municipal bonds having remaining maturities of 4 to 6 years. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.016 for the 28-day accrual period ended September 22, 2015. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on September 22, 2015; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0134, $0.0134

19      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

and $0.0168, respectively, for the 28-day accrual period ended September 22, 2015, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended September 30, 2015, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in Lipper’s Short Intermediate Municipal Debt Funds category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The calculation included 61 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2015 top federal tax rate of 43.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

20      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended September 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

21      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Actual	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During 6 Months Ended September 30, 2015
Class A	$1,000.00	$970.80	$4.80
Class B	1,000.00	968.50	8.57
Class C	1,000.00	967.70	8.52
Class Y	1,000.00	972.00	3.62

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.21	4.92
Class B	1,000.00	1,016.39	8.78
Class C	1,000.00	1,016.44	8.73
Class Y	1,000.00	1,021.41	3.71

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2015 are as follows:

Class	Expense Ratios
Class A	0.97%
Class B	1.73
Class C	1.72
Class Y	0.73

22      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS September 30, 2015

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Municipal Bonds and Notes—99.0%
Alabama—1.2%
$15,000	AL HFA (Single Family Mtg.)	5.000%	10/01/2025	04/01/2016	A	$15,140
2,290,000	Birmingham, AL Baptist Medical Centers (Baptist Health System)	5.250	11/15/2020	11/15/2015	A	2,298,656
3,975,000	Fairfield, AL GO	6.000	06/01/2031	12/11/2021	A	4,332,472
7,720,000	Jefferson County, AL Limited Obligation School Warrant	5.250	01/01/2018	10/31/2015	A	7,766,706
345,000	Jefferson County, AL Limited Obligation School Warrant	5.000	01/01/2024	10/31/2015	A	347,087
4,725,000	Jefferson County, AL Limited Obligation School Warrant	5.250	01/01/2019	10/31/2015	A	4,753,586
8,110,000	Jefferson County, AL Limited Obligation School Warrant	5.500	01/01/2021	10/31/2015	A	8,159,066
100,000	Jefferson County, AL Limited Obligation School Warrant	4.750	01/01/2025	10/31/2015	A	100,605
460,000	Jefferson County, AL Limited Obligation School Warrant	5.250	01/01/2023	10/31/2015	A	462,783
50,000	Mobile, AL Limited Obligation Tax	5.500	02/15/2023	10/31/2015	A	50,115
25,000	Talladega County, AL GO	5.250	01/01/2029	10/31/2015	A	25,055
						28,311,271

Alaska—0.0%
55,000	AK International Airports	5.000	10/01/2024	10/31/2015	A	55,212

Arizona—1.4%
4,380,000	Glendale, AZ Municipal Property Corp.	5.000	07/01/2025	01/01/2018	A	4,755,935
4,540,000	Glendale, AZ Municipal Property Corp.	5.000	07/01/2026	01/01/2018	A	4,929,668
4,220,000	Glendale, AZ Municipal Property Corp.	5.000	07/01/2024	01/01/2018	A	4,553,718
3,470,000	Glendale, AZ Municipal Property Corp.	5.000	07/01/2022	01/01/2018	A	3,750,827
3,635,000	Glendale, AZ Municipal Property Corp.	5.000	07/01/2023	01/01/2018	A	3,922,456
835,000	Hassayampa, AZ Community Facilities District (Hassayampa Village Community)	7.750	07/01/2021	01/01/2016	A	842,582
15,000	Maricopa County, AZ IDA (Phoenix West Prison)	5.000	07/01/2016	01/01/2016	A	15,122
485,000	Phoenix, AZ IDA (Gourmet Boutique West)	5.500	11/01/2017	11/04/2016	B	422,168
8,390,000	Pima County, AZ IDA (Arizona Charter School)	5.375	07/01/2031	07/01/2023	A	8,748,085
1,455,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)	5.450	12/01/2017	12/14/2016	B	1,480,404
500,000	Tucson, AZ Airport Authority	5.350	06/01/2031	10/31/2015	A	501,795
30,000	Tucson, AZ IDA (Joint Single Family Mtg.)	5.250	07/01/2038	07/01/2016	A	30,230
						33,952,990

Arkansas—0.0%
65,000	AR Devel. Finance Authority (Biosciences Institute College)	5.125	12/01/2028	12/01/2015	A	64,995
165,000	AR Devel. Finance Authority (Madison Industrial Devel./Community Living Obligated Group)	5.800	12/01/2020	10/31/2015	A	165,485

23      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
Arkansas (Continued)
$5,000	AR Devel. Finance Authority (Single Family Mtg.)	5.625%		01/01/2035	01/01/2016	A	$5,086
							235,566

California—9.8%
1,300,000	Alameda, CA Corridor Transportation Authority	5.450	[1]	10/01/2025	10/01/2017	A	1,405,755
2,500,000	Alameda, CA Corridor Transportation Authority	5.400	[1]	10/01/2024	10/01/2017	A	2,700,900
3,000,000	Antelope Valley, CA Healthcare District	5.200		01/01/2020	10/31/2015	A	3,010,860
2,365,000	Apple Valley, CA Public Financing Authority (Town Hall Annex)	5.000		09/01/2027	09/01/2017	A	2,530,030
145,000	CA Communities Transportation Revenue COP	5.000		06/01/2021	06/01/2021		166,750
3,755,000	CA County Tobacco Securitization Agency (TASC)	5.750		06/01/2029	10/31/2015	A	3,755,188
135,000	CA County Tobacco Securitization Agency (TASC)	6.000		06/01/2042	10/31/2015	A	135,005
280,000	CA County Tobacco Securitization Agency (TASC)	5.000		06/01/2026	10/31/2015	A	280,020
9,000,000	CA County Tobacco Securitization Agency (TASC)	5.875		06/01/2027	10/31/2015	A	9,000,360
1,345,000	CA County Tobacco Securitization Agency (TASC)	5.500		06/01/2033	12/01/2015	A	1,344,933
2,505,000	CA County Tobacco Securitization Agency (TASC)	5.875		06/01/2043	10/31/2015	A	2,505,100
730,000	CA County Tobacco Securitization Agency (TASC)	5.625		06/01/2023	10/31/2015	A	730,036
3,620,000	CA GO	6.500		04/01/2033	04/01/2019	A	4,299,510
2,360,000	CA GO	5.375		06/01/2026	12/01/2015	A	2,380,461
5,765,000	CA Health Facilities Financing Authority (CHCW)	5.250		03/01/2024	03/01/2016	A	5,879,493
50,000,000	CA Health Facilities Financing Authority (Stanford Hospital)[2]	5.750		11/15/2031	09/30/2027	A	58,795,500
3,000,000	CA HFA (Home Mtg.)	5.450		08/01/2028	08/01/2017	A	3,057,630
960,000	CA HFA (Home Mtg.)	5.300		08/01/2023	08/01/2017	A	986,227
50,000	CA HFA (Home Mtg.)	5.450		08/01/2033	02/01/2018	A	53,742
370,000	CA HFA (Home Mtg.)	5.500		02/01/2042	02/01/2016	A	374,177
125,000	CA HFA (Home Mtg.)	5.500		02/01/2042	02/01/2016	A	128,144
415,000	CA HFA (Home Mtg.)	4.350		08/01/2017	11/01/2015	A	426,977
1,565,000	CA HFA (Home Mtg.)	5.000		02/01/2042	02/01/2017	A	1,622,905
2,000,000	CA HFA (Home Mtg.)	4.625		08/01/2016	08/01/2016		2,043,060
1,180,000	CA HFA (Home Mtg.)	4.625		02/01/2016	02/01/2016		1,194,195
2,805,000	CA HFA (Home Mtg.)	5.500		08/01/2042	08/01/2016	A	2,884,017
285,000	CA HFA, Series B	4.800		02/01/2023	08/01/2017	A	293,305
450,000	CA HFA, Series C	5.750		08/01/2030	02/01/2016	A	458,037
985,000	CA Public Works	6.625		11/01/2034	05/08/2016	A	990,467
4,500,000	CA Public Works (Dept. of General Services)	5.000		12/01/2027	10/31/2015	A	4,552,695
1,500,000	CA Public Works (Dept. of General Services)	6.125		04/01/2028	04/01/2019	A	1,759,710

24      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$70,000	CA Public Works (Various Community Colleges)	5.200%	09/01/2017	10/31/2015	A	$70,290
600,000	CA Public Works (Various Community Colleges)	5.750	10/01/2030	10/01/2019	A	701,130
245,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	5.625	05/01/2029	11/01/2015	A	245,010
10,000	CA Veterans GO, Series BZ	5.350	12/01/2021	10/31/2015	A	10,031
220,000	Carson, CA Public Financing Authority (Remediation)	6.500	10/01/2036	10/01/2019	A	253,458
350,000	Chico, CA Public Financing Authority	5.000	04/01/2019	10/31/2015	A	351,102
3,000,000	Chula Vista, CA Industrial Devel. (San Diego Gas & Electric Company)	5.000	12/01/2027	12/01/2015	A	3,083,910
2,000,000	Chula Vista, CA Industrial Devel. (San Diego Gas & Electric Company)	5.000	12/01/2027	12/01/2015	A	2,055,940
4,760,000	El Centro, CA Financing Authority (El Centro Redevel.)	6.000	11/01/2021	11/09/2018	A	5,682,726
2,500,000	Fontana, CA Public Financing Authority (North Fontana Redevel.)	5.500	09/01/2032	10/31/2015	A	2,531,475
2,245,000	Fontana, CA Public Financing Authority (North Fontana Redevel.)	5.000	10/01/2022	10/31/2015	A	2,253,509
4,790,000	Fullerton, CA Public Financing Authority	5.000	09/01/2022	03/01/2016	A	4,878,184
4,785,000	Fullerton, CA Public Financing Authority	5.000	09/01/2023	03/01/2016	A	4,873,092
2,750,000	Huntington Park, CA Pulic Financing Authority	5.000	09/01/2022	10/31/2015	A	2,787,372
1,000,000	Los Angeles County, CA Public Works Financing Authority	5.000	09/01/2024	09/01/2016	A	1,043,760
1,930,000	Los Angeles, CA Dept. of Airports (Ontario International Airport)	5.000	05/15/2023	05/15/2016	A	1,983,422
3,715,000	Los Angeles, CA Multifamily Hsg. (LA Colorado Terrace)	5.200	11/20/2032	10/31/2015	A	3,753,264
1,750,000	Los Angeles, CA Unified School District COP	5.000	10/01/2024	10/01/2022	A	2,070,442
7,795,000	Los Angeles, CA Unified School District COP (Headquarters Building)	5.000	10/01/2023	10/01/2022	A	9,280,961
155,000	Maywood, CA Public Financing Authority	7.000	09/01/2028	03/01/2016	A	156,209
3,820,000	Montclair, CA Redevel. Agency Tax Allocation	5.300	10/01/2030	10/31/2015	A	3,826,418
4,155,000	Mountain House, CA Public Financing Authority Utility System	5.200	12/01/2032	10/23/2017	A	4,414,563
605,000	North City, CA West School Facilities Financing Authority Special Tax	5.000	09/01/2026	09/01/2022	A	701,237
1,080,000	North City, CA West School Facilities Financing Authority Special Tax	5.000	09/01/2025	09/01/2022	A	1,261,008
310,000	Northern, CA Inyo County Local Hospital District	6.000	12/01/2021	05/26/2019	A	345,687
250,000	Oakland, CA Building Authority (Elihu M Harris)	5.000	04/01/2017	10/31/2015	A	251,010
1,000,000	Oakland, CA Unified School District	5.500	08/01/2032	08/01/2022	A	1,154,110

25      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$1,045,000	Ontario, CA Improvement Bond Act 1915 Assessment District No. 108	7.500%	09/02/2020	03/02/2016	A	$1,071,679
1,275,000	Pacifica, CA COP	5.000	01/01/2022	01/01/2016	A	1,314,767
50,000	Palm Springs, CA Financing Authority (Palm Springs Regional Airport)	5.500	01/01/2028	10/31/2015	A	50,197
90,000	Palmdale, CA COP (Park Improvement and Avenue South Construction)	5.000	09/01/2032	10/31/2015	A	90,128
125,000	Perris, CA Public Financing Authority (Central North)	6.750	10/01/2035	10/01/2018	A	140,866
2,000,000	Redding, CA Redevel. Agency Tax Allocation (Canby-Hilltop-Cyprus Redevel.)	5.000	09/01/2022	10/31/2015	A	2,007,580
300,000	Riverside County, CA Public Financing Authority COP	5.750	05/15/2019	12/10/2017	B	253,689
170,000	Riverside County, CA Redevel. Agency (215 Corridor Redevel.)	6.500	12/01/2021	03/02/2019	B	181,235
30,000	Rocklin, CA Unified School District Community District No. 1	4.625	09/01/2018	10/31/2015	A	30,091
5,000,000	Sacramento County, CA Airport System	5.750	07/01/2024	07/01/2018	A	5,594,100
5,785,000	Sacramento County, CA COP	5.000	02/01/2031	02/01/2016	A	5,857,949
5,395,000	Sacramento County, CA COP (Juvenile Courthouse)	5.000	12/01/2034	10/31/2015	A	5,414,314
25,000	Sacramento County, CA COP (Public Facilities)	4.400	06/01/2019	10/31/2015	A	25,086
25,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2019	10/01/2019		28,501
10,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2020	10/01/2020		11,614
125,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2022	10/01/2022		148,084
225,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2021	10/01/2021		264,566
1,000,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2021	10/01/2021		1,175,850
600,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2020	10/01/2020		696,828
50,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2018	10/01/2018		55,693
150,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2017	10/01/2017		162,623
425,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)	6.125	01/01/2027	10/31/2015	A	426,968
500,000	San Jose, CA Redevel. Agency	5.000	08/01/2026	08/01/2017	A	532,400
100,000	Saugus, CA Union School District Special Tax	4.625	09/01/2025	03/01/2016	A	103,524
125,000	Saugus, CA Union School District Special Tax	4.500	09/01/2024	03/01/2016	A	129,389
185,000	Saugus, CA Union School District Special Tax	4.375	09/01/2023	03/01/2016	A	191,534

26      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
California (Continued)
$200,000	Saugus, CA Union School District Special Tax	4.250%		09/01/2022	03/01/2016	A	$207,064
1,500,000	South Bayside, CA Waste Management Authority (Shoreway Environmental)	6.250		09/01/2029	09/01/2019	A	1,764,135
12,735,000	Southern CA Tobacco Securitization Authority	4.750		06/01/2025	10/31/2015	A	12,735,000
110,000	Stockton, CA Public Financing Authority (Parking & Capital Projects)	5.375		09/01/2021	09/01/2021		109,308
6,615,000	Val Verde, CA Unified School District	5.500		08/01/2033	08/01/2018	A	7,345,759
1,000,000	Washington Township, CA Health Care District	5.250		07/01/2029	10/31/2015	A	1,002,810
3,200,000	West Covina, CA Public Financing Authority (Big League Dreams)	5.000		06/01/2030	06/01/2016	A	3,242,816
							232,130,656

Colorado—0.5%
1,175,000	CO Health Facilities Authority (AHSSunbelt / ABH / AGH / AHSGA / AHH / CVH&OCC / Fhosp / FHW / FHZ / JCH / MHSys / MH / MHFlagler / MHWV / MAH / PAHS / SMMC / SVHC Obligated Group)	5.125	[3]	11/15/2025	11/15/2016	A	1,237,910
2,000,000	CO Health Facilities Authority (Valley View Hospital Association)	5.500		05/15/2028	05/08/2018	A	2,181,860
3,900,000	CO Regional Transportation District (Denver Transportation Partners)	6.000		01/15/2034	07/15/2020	A	4,410,939
265,000	Denver, CO City & County Airport	6.125		11/15/2025	10/31/2015	A	266,322
125,000	Denver, CO City & County Airport	5.000		11/15/2018	11/15/2015	A	125,765
3,000,000	Denver, CO Convention Center Hotel Authority	5.250		12/01/2021	11/01/2016	A	3,130,500
							11,353,296

Connecticut—0.1%
335,000	CT H&EFA (Hospital for Special Care/HSC Community Services/Foundation of Special Care Obligated Group)	5.250		07/01/2027	07/01/2017	A	353,887
2,210,000	Eastern CT Res Rec (Wheelabrator Lisbon)	5.500		01/01/2020	10/31/2015	A	2,230,354
							2,584,241

District of Columbia—3.6%
100,000	District of Columbia (Howard University)	6.250		10/01/2032	04/01/2021	A	106,213
200,000	District of Columbia (James F. Oyster Elementary School)	6.450		11/01/2034	11/01/2015	A	200,024
2,915,000	District of Columbia (United Negro College Fund)	6.875		07/01/2040	07/01/2020	A	3,665,438
100,000	District of Columbia Tax Increment (Mandarin Oriental Hotel)	5.250		07/01/2022	10/31/2015	A	100,418

27      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
District of Columbia (Continued)
$24,435,000	District of Columbia Tobacco Settlement Financing Corp.	6.750%		05/15/2040	10/31/2015	A	$24,435,000
43,960,000	District of Columbia Tobacco Settlement Financing Corp.	6.500		05/15/2033	07/19/2021	B	53,992,551
2,735,000	District of Columbia Tobacco Settlement Financing Corp.	6.250		05/15/2024	10/31/2015	A	2,735,082
							85,234,726

Florida—6.8%
1,835,000	Arborwood, FL Community Devel. District (Centex Homes)[4]	5.250		05/01/2016	05/01/2016		1,828,027
570,000	Broward County, FL Fuel System (Ft. Lauderdale Fuel Facilities)	5.000		04/01/2029	04/01/2023	A	629,554
810,000	Broward County, FL Fuel System (Ft. Lauderdale Fuel Facilities)	5.000		04/01/2028	04/01/2023	A	901,854
245,000	Broward County, FL HFA	5.400		10/01/2038	04/01/2016	A	245,056
45,000	Broward County, FL HFA (Golden Villas)	6.750	[3]	10/01/2045	04/01/2016	A	45,483
20,000	Broward County, FL HFA (Heron Pointe Apartments)	5.700		11/01/2029	11/01/2015	A	20,031
20,000	Broward County, FL HFA (Heron Pointe Apartments)	5.650		11/01/2022	11/01/2015	A	20,042
690,000	Broward County, FL HFA (Pembroke Villas)	5.550		01/01/2023	10/31/2015	A	691,911
1,650,000	Cape Coral, FL Utility Improvement Assessment (Southwest 5 & Surfside Areas)	4.500		09/01/2024	09/01/2017	A	1,701,397
2,410,000	Cape Coral, FL Utility Improvement Assessment (Southwest 5 & Surfside Areas)	4.750		09/01/2025	09/01/2017	A	2,483,023
1,985,000	Cape Coral, FL Utility Improvement Assessment (Southwest 5 & Surfside Areas)	4.500		09/01/2023	09/01/2017	A	2,051,736
2,110,000	Cape Coral, FL Utility Improvement Assessment (Southwest 5 & Surfside Areas)	4.500		09/01/2021	09/01/2017	A	2,195,286
1,850,000	Cape Coral, FL Utility Improvement Assessment (Southwest 5 & Surfside Areas)	4.500		09/01/2022	09/01/2017	A	1,917,821
30,000	Celebration, FL Community Devel. District	5.000		05/01/2022	11/01/2015	A	30,058
55,000	Celebration, FL Community Devel. District	5.000		05/01/2020	11/01/2015	A	55,131
550,000	Dade County, FL HFA (Golden Lakes Apartments)	5.950		11/01/2027	11/01/2015	A	550,599
70,000	Dade County, FL HFA (Golden Lakes Apartments)	5.900		11/01/2022	11/01/2015	A	70,116
770,000	Dade County, FL HFA (Golden Lakes Apartments)	6.050		11/01/2039	11/01/2015	A	770,816
380,000	Dade County, FL HFA (Golden Lakes Apartments)	6.000		11/01/2032	11/01/2015	A	380,369

28      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Florida (Continued)
$45,000	Dade County, FL HFA (Siesta Pointe Apartments)	5.650%	09/01/2017	10/31/2015	A	$45,140
130,000	Dade County, FL HFA (Siesta Pointe Apartments)	5.700	09/01/2022	10/31/2015	A	130,289
230,000	Dade County, FL HFA (Siesta Pointe Apartments)	5.750	09/01/2029	10/31/2015	A	230,366
625,000	East Homestead, FL Community Devel. District[4]	7.250	05/01/2021	05/01/2021		667,469
3,735,000	Escambia County, FL Health Facilities Authority[4]	5.950	07/01/2020	08/29/2018	B	3,923,057
30,000	FL Agriculture & Mechanical University	5.300	07/01/2017	10/31/2015	A	30,125
1,000,000	FL HEFFA (Nova Educational Facilities)	5.000	04/01/2022	04/01/2022		1,145,170
150,000	FL HFA	6.300	09/01/2036	10/31/2015	A	150,190
30,000	FL HFA (Grand Court Apartments)	5.300	08/15/2031	10/31/2015	A	30,035
25,000	FL HFA (Homeowner Mtg.)	5.900	07/01/2029	10/31/2015	A	25,140
20,000	FL HFA (Landings at Sea Forest)	5.850	12/01/2018	10/31/2015	A	20,034
265,000	FL HFA (Landings at Sea Forest)	6.050	12/01/2036	10/31/2015	A	265,305
75,000	FL HFA (Stoddert Arms Apartments)	6.300	09/01/2036	10/31/2015	A	75,095
10,000	FL HFA (Windchase Apartments)	5.750	12/01/2017	10/31/2015	A	10,016
155,000	FL HFA (Windchase Apartments)	6.000	06/01/2039	10/31/2015	A	155,150
60,000	FL HFA (Windchase Apartments)	6.000	06/01/2039	10/31/2015	A	60,064
65,000	FL HFA (Windchase Apartments), Series C	5.900	12/01/2027	10/31/2015	A	65,068
430,000	FL HFA (Worthington Apartments)	6.200	12/01/2035	10/31/2015	A	430,516
320,000	FL HFA (Worthington Apartments)	6.050	12/01/2025	10/31/2015	A	320,397
15,000	FL HFC (Grande Court Apartments)	5.250	08/15/2026	10/31/2015	A	15,023
45,000	FL HFC (Grande Court Apartments)	5.375	02/15/2035	10/31/2015	A	45,480
825,000	FL HFC (Homeowner Mtg.)	5.200	07/01/2028	07/01/2016	A	842,597
110,000	FL HFC (Peacock Run Apartments)	5.400	08/01/2042	10/31/2015	A	110,094
10,000	FL HFC (Pinnacle Lakes Apartments)	5.250	08/15/2028	10/31/2015	A	10,014
5,910,000	FL HFC (Valencia Trace of Orlando)	5.450	12/01/2035	10/31/2015	A	5,968,509
295,000	FL HFC (Westwood Apartments)	5.450	02/01/2041	10/31/2015	A	295,266
40,000	FL HFC (Woodridge Apartments)	6.000	10/01/2039	10/31/2015	A	40,039
275,000	FL HFC (Woodridge Apartments)	5.850	10/01/2033	10/31/2015	A	275,234
220,000	FL HFC (Woods Vero Beach)	5.800	10/01/2027	10/31/2015	A	221,087
45,000	FL HFC (Woods Vero Beach)	5.750	10/01/2024	10/31/2015	A	45,074
70,000	FL HFC (Woods Vero Beach)	5.900	10/01/2039	10/31/2015	A	70,063
5,000	FL Municipal Loan Council	5.000	11/01/2026	11/01/2015	A	5,010
8,480,000	Fort Pierce, FL Redevel. Agency	5.000	05/01/2031	05/01/2016	A	8,562,765
475,000	Halifax, FL Hospital Medical Center	5.250	06/01/2026	06/01/2016	A	485,797
435,000	Halifax, FL Hospital Medical Center	5.375	06/01/2031	06/01/2018	A	470,722
230,000	Hamal, FL Community Devel. District	4.750	05/01/2031	05/01/2016	A	233,632
15,000	Hialeah Gardens, FL Health Facilities Authority (CHS/SJRNC/VMNRC Obligated Group)	5.250	08/15/2031	08/15/2017	A	15,748
3,500,000	Hialeah Gardens, FL Health Facilities Authority (SJRNC/VMNRC/SJR/ CHFTEH/SANC Obligated Group)	5.250	08/15/2024	08/15/2017	A	3,714,830
15,000	Hialeah, FL Hsg. Authority	5.300	12/20/2018	10/31/2015	A	15,043

29      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Florida (Continued)
$10,555,000	Jacksonville, FL EDC (Met Packaging Solutions)	5.875%	06/01/2025	06/01/2016	A	$10,760,506
2,910,000	Jacksonville, FL EDC (Met Packaging Solutions)	5.875	06/01/2031	06/01/2016	A	2,955,949
9,235,000	Jacksonville, FL EDC (Met Packaging Solutions)[4]	5.750	10/01/2024	10/29/2015	A	9,257,256
3,665,000	Jacksonville, FL EDC (Met Packaging Solutions)	5.500	10/01/2030	10/31/2015	A	3,670,644
5,525,000	Jacksonville, FL Port Authority	5.750	11/01/2026	11/01/2017	A	6,040,648
4,000,000	Jacksonville, FL Port Authority	5.750	11/01/2028	11/01/2017	A	4,355,960
6,045,000	Jacksonville, FL Port Authority	5.750	11/01/2021	11/01/2017	A	6,651,434
7,200,000	Jacksonville, FL Port Authority	5.750	11/01/2024	11/01/2017	A	7,892,352
6,420,000	Lee County, FL Solid Waste System	5.000	10/01/2020	10/01/2016	A	6,666,335
3,870,000	Manatee County, FL School Board COP	5.000	07/01/2025	07/01/2017	A	4,127,974
150,000	Miami Beach, FL Water & Sewer	5.750	09/01/2025	10/31/2015	A	155,462
5,355,000	Miami, FL Special Obligation, Series A	5.750	02/01/2027	02/01/2021	A	6,285,806
5,055,000	Miami, FL Special Obligation, Series A	5.750	02/01/2026	02/01/2021	A	5,950,342
4,000,000	Miami, FL Special Obligation, Series A	6.000	02/01/2029	02/01/2021	A	4,740,720
4,180,000	Miami, FL Special Obligation, Series A	6.000	02/01/2028	02/01/2021	A	4,974,994
4,500,000	Miami, FL Special Obligation, Series A	5.750	02/01/2025	02/01/2021	A	5,311,980
20,000	Miami-Dade County, FL HFA (Homeownership Mtg.)[4]	5.300	10/01/2036	10/31/2015	A	20,023
20,000	Miami-Dade County, FL HFA (Villa Esperanza Apartments)	5.400	10/01/2033	10/31/2015	A	20,010
100,000	Miami-Dade County, FL Special Obligation (Juvenile Courthouse)	5.000	04/01/2032	11/10/2015	A	100,545
1,095,000	Orlando, FL Community Redevel. Agency (Conroy Road District)	5.000	04/01/2023	04/01/2022	A	1,227,999
1,520,000	Orlando, FL Community Redevel. Agency (Conroy Road District)	5.000	04/01/2022	04/01/2022		1,720,230
1,200,000	Orlando, FL Tourist Devel. Tax	5.250	11/01/2023	11/01/2017	A	1,262,340
90,000	Osceola County, FL IDA (Canoe Creek Charter School)	5.125	08/01/2032	10/31/2015	A	90,066
35,000	Palm Beach County, FL Health Facilities Authority (Harbours Edge)	6.000	11/15/2024	10/31/2015	A	35,071
100,000	Palm Beach County, FL HFA (Riverview House)	5.250	09/01/2031	10/31/2015	A	100,487
10,000	Palm Beach County, FL HFA (Riverview House)	5.150	09/01/2019	10/31/2015	A	10,024
300,000	Palm Glades, FL Community Devel. District Special Assessment	7.250	08/01/2016	08/01/2016		304,986
900,000	Pasco County, FL HFA (Pasco Woods)	5.800	08/01/2029	10/31/2015	A	901,467
25,000	Pasco County, FL HFA (Pasco Woods)	5.700	08/01/2019	10/31/2015	A	25,066
1,225,000	Pembroke Harbor, FL Community Devel. District Special Assessment	7.000	05/01/2038	11/01/2015	A	1,241,501
680,000	Poinciana, FL West Community Devel. District	5.875	05/01/2022	03/18/2017	A	694,756
2,985,000	Polk County, FL HFA (Wilmington Apartments)	5.000	07/01/2033	10/31/2015	A	2,996,791

30      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Florida (Continued)
$3,100,000	Port St. Lucie, FL Special Assessment (Southwest Annexation District)	5.000%	07/01/2033	07/01/2017	A	$3,289,441
3,335,000	Port St. Lucie, FL Special Assessment (Southwest Annexation District)	5.000	07/01/2027	07/01/2017	A	3,557,311
25,000	Quincy, FL Utilities	5.000	10/01/2029	10/31/2015	A	25,027
245,294	Santa Rosa Bay, FL Bridge Authority	6.250	07/01/2028	03/11/2026	B	159,313
5,025,000	Seminole Tribe, FL Special Obligation	5.750	10/01/2022	10/01/2017	A	5,343,434
805,000	South Fork, FL Community Devel. District Special Assessment	6.150	05/01/2033	11/01/2015	A	806,038
360,000	South-Dade, FL Venture Community Devel. District	4.250	05/01/2020	05/01/2020		382,612
375,000	Tamarac, FL Industrial Devel. (Sunbelt Precision Products)	6.500	08/01/2017	10/31/2015	A	375,176
120,000	Village, FL Community Devel. District	7.625	05/01/2017	11/01/2015	A	120,638
1,000,000	Waterford Estates, FL Community Devel. District Special Assessment[5]	5.125	05/01/2013	05/01/2013		293,910
103,844	Watergrass, FL Community Devel. District Special Assessment	6.960	11/01/2017	11/01/2017		103,588
						160,815,175

Georgia—1.1%
810,000	Albany-Dougherty, GA Payroll Devel. Authority (Proctor & Gamble Company)	5.300	05/15/2026	10/31/2015	A	811,296
1,000,000	Atlanta, GA Airport	5.000	01/01/2027	01/01/2022	A	1,127,790
1,000,000	Atlanta, GA Airport	5.000	01/01/2025	01/01/2022	A	1,146,960
40,000	Atlanta, GA GO	5.000	12/01/2016	06/09/2016	B	41,150
7,005,000	East Point, GA (Camp Creek), Series B	8.000	02/01/2026	10/14/2015	A	7,026,295
10,605,000	GA Environmental Loan Acquisition Corp. (Local Water Authority)	5.125	03/15/2031	03/15/2021	A	11,236,316
45,000	GA Hsg. & Finance Authority (Single Family Mtg.)	5.000	12/01/2026	12/01/2015	A	45,126
10,000	GA Municipal Assoc. (Atlanta Detention Center)	5.000	12/01/2023	10/31/2015	A	10,039
140,000	GA Municipal Assoc. (Atlanta Detention Center)	5.000	12/01/2018	10/31/2015	A	140,549
65,000	GA Private Colleges & University Authority (Emory University)	5.000	09/01/2019	10/31/2015	A	65,264
1,600,000	GA Private Colleges & University Authority (Mercer University)	5.250	10/01/2027	10/01/2022	A	1,802,976
90,000	Macon-Bibb County, GA Industrial Authority	6.100	05/01/2018	11/01/2015	A	90,317
1,950,000	Randolph County, GA GO	5.000	04/01/2022	03/28/2020	B	2,193,594
15,000	Savannah, GA EDA (Snap Hsg. I, II, & III)	5.150	11/20/2022	10/31/2015	A	15,026
						25,752,698

Hawaii—0.6%
480,000	HI Harbor System, Series A	5.250	01/01/2018	01/01/2016	A	485,736
500,000	HI Harbor System, Series B	5.250	01/01/2016	10/31/2015	A	504,630

31      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Hawaii (Continued)
$11,810,000	HI Hsg. & Community Devel. Corp. (Rent Hsg. System)	4.600%	07/01/2025	10/31/2015	A	$12,062,498
						13,052,864

Idaho—0.0%
20,000	ID Health Facilities Authority (Gritman Medical Center)	5.100	06/01/2028	10/31/2015	A	20,053
10,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)	5.200	01/01/2035	10/31/2015	A	10,009
130,000	Power County, ID Industrial Devel. Corp. (FMC Corp.)	6.450	08/01/2032	10/31/2015	A	130,253
						160,315

Illinois—17.1%
275,000	Bedford Park, IL Tax	5.125	12/30/2018	12/30/2015	A	278,393
2,100,000	Berwyn, IL Park District	5.375	12/01/2028	08/10/2018	A	2,206,050
6,555,000	Bolingbrook, IL GO	5.000	01/01/2030	01/01/2018	A	6,976,880
14,450,000	Carol Stream, IL Park District	5.500	01/01/2037	01/01/2018	A	15,608,023
16,800,000	Centerpoint, IL Intermodal Center Program	3.690[3]	06/15/2023	12/16/2015	A	16,799,328
40,000	Chicago, IL Board of Education	5.000	12/01/2017	10/31/2015	A	40,116
2,500,000	Chicago, IL Board of Education	6.000	01/01/2020	07/28/2018	B	2,710,475
100,000	Chicago, IL Board of Education	5.000	12/01/2022	10/31/2015	A	100,303
5,170,000	Chicago, IL Board of Education	5.000	12/01/2026	12/01/2017	A	5,261,819
32,965,000	Chicago, IL Board of Education[2]	5.250	12/01/2024	11/01/2023	A	34,138,402
5,860,000	Chicago, IL Board of Education	5.250	12/01/2023	12/01/2018	A	6,070,374
4,650,000	Chicago, IL Board of Education	5.000	12/01/2024	12/01/2017	A	4,741,559
15,000	Chicago, IL Building Acquisition COP	5.400	01/01/2018	10/31/2015	A	15,060
200,000	Chicago, IL GO	5.000	01/01/2022	10/31/2015	A	202,120
350,000	Chicago, IL GO	5.000	01/01/2024	10/31/2015	A	353,710
175,000	Chicago, IL GO	5.000	01/01/2027	10/31/2015	A	175,681
19,000,000	Chicago, IL GO	5.000	01/01/2029	01/01/2017	A	19,147,820
860,000	Chicago, IL GO	5.250	01/01/2022	01/01/2018	A	871,034
205,000	Chicago, IL GO	5.000	01/01/2022	10/31/2015	A	205,785
50,000	Chicago, IL GO	5.000	01/01/2026	10/31/2015	A	50,195
6,365,000	Chicago, IL GO	5.000	01/01/2028	01/01/2016	A	6,403,317
10,000,000	Chicago, IL GO	5.000	01/01/2027	10/31/2015	A	10,106,000
1,125,000	Chicago, IL GO	5.000	01/01/2028	10/31/2015	A	1,136,925
70,000	Chicago, IL GO	5.000	01/01/2025	10/31/2015	A	70,742
775,000	Chicago, IL GO	5.000	01/01/2026	10/31/2015	A	783,215
250,000	Chicago, IL GO	5.000	01/01/2024	01/01/2016	A	251,665
3,000,000	Chicago, IL GO	5.000	01/01/2025	01/01/2016	A	3,019,980
3,140,000	Chicago, IL GO	5.650[1]	01/01/2030	01/01/2016	A	3,193,411
1,075,000	Chicago, IL GO	5.000	01/01/2023	01/01/2016	A	1,082,106
10,000	Chicago, IL Multifamily Hsg. (Archer Courts Apartments)	5.500	12/20/2019	10/31/2015	A	10,025
75,000	Chicago, IL Multifamily Hsg. (Hearts United Apartments)	5.600	01/01/2041	01/01/2016	A	75,259
2,555,000	Chicago, IL O’Hare International Airport	5.250	01/01/2027	10/31/2015	A	2,564,019

32      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Illinois (Continued)
$34,625,000	Chicago, IL O’Hare International Airport	6.000%	01/01/2029	10/31/2015	A	$34,775,619
1,000,000	Chicago, IL O’Hare International Airport	5.000	01/01/2029	01/01/2016	A	1,010,180
15,000	Chicago, IL O’Hare International Airport	5.000	01/01/2031	10/31/2015	A	15,054
125,000	Chicago, IL O’Hare International Airport (General Airport)	5.250	01/01/2034	10/31/2015	A	125,135
50,000	Chicago, IL O’Hare International Airport (General Airport)	5.250	01/01/2030	10/31/2015	A	50,060
7,000,000	Chicago, IL O’Hare International Airport (General Airport)	5.000	01/01/2033	11/16/2015	A	7,069,510
5,000	Chicago, IL Single Family Mtg., Series 2007-2I	5.750	06/01/2039	06/01/2017	A	5,060
1,805,000	Chicago, IL State University (Auxiliary Facilities System)	5.000	12/01/2018	10/31/2015	A	1,812,870
1,818,924	Chicago, IL Tax Increment COP (Metramarket Chicago)	6.870	02/15/2024	10/31/2015	A	1,824,144
1,500,000	Cicero, IL GO	5.000	12/01/2026	12/01/2022	A	1,658,865
1,295,000	Cicero, IL GO	5.000	12/01/2023	12/01/2022	A	1,462,612
1,005,000	Cicero, IL GO	5.000	12/01/2024	12/01/2022	A	1,126,123
725,000	Cicero, IL GO	5.000	12/01/2025	12/01/2022	A	806,874
17,090,000	Cook County, IL GO	5.250	11/15/2033	11/15/2020	A	17,780,949
4,145,000	Country Club Hills, IL Sales Tax	4.800	12/01/2029	06/01/2016	A	4,176,170
1,400,000	East Dundee, IL Tax Increment (Route 25 South Redevel.)	5.250	12/01/2022	12/01/2021	A	1,404,158
2,750,000	Hodgkins, IL Environmental Improvement (Metropolitan Biosolids Management)	6.000	11/01/2015	10/31/2015	A	2,754,840
820,000	IL COP	6.375	07/01/2017	10/31/2015	A	822,140
45,000	IL COP	5.800	07/01/2017	10/31/2015	A	45,096
4,975,000	IL Dept. of Central Management Services COP	6.200	07/01/2017	10/31/2015	A	4,998,781
950,000	IL Devel. Finance Authority (Roosevelt University)	5.250	04/01/2022	04/01/2017	A	975,745
23,605,000	IL Devel. Finance Authority Environmental Facilities (Citgo Petroleum Corp.)	8.000	06/01/2032	10/31/2015	A	23,644,184
90,000	IL Educational Facilities Authority (Robert Morris College)	5.500	06/01/2017	10/31/2015	A	90,329
60,000	IL Finance Authority (Advocate Health Care)	6.250	11/01/2028	11/01/2018	A	69,604
2,000,000	IL Finance Authority (Benedictine University)	6.000	10/01/2028	10/01/2018	A	2,177,360
500,000	IL Finance Authority (Lake Forest College)	5.000	10/01/2022	07/03/2019	B	536,240
100,000	IL Finance Authority (NWCH/NWCHC/NWCDSC Obligated Group)	5.375	07/01/2033	07/01/2018	A	107,487
6,350,000	IL Finance Authority (OSF Healthcare System)	5.750	11/15/2033	11/15/2017	A	7,027,291

33      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Illinois (Continued)
$100,000	IL Finance Authority (Palos Community Hospital/St. George Corp. Obligated Group)	5.000%	05/15/2027	05/15/2017	A	$104,367
335,000	IL Finance Authority (PHlth / PHN / PPH / PHP / PLC / PRC / PRMC / PSFH / PSJHC / PSM&EMC Obligated Group )	6.125	05/15/2025	05/15/2019	A	394,901
10,980,000	IL Finance Authority (PHlth / PHN / PPH / PHP / PLC / PRC / PRMC / PSFH / PSJHC / PSM&EMC Obligated Group )	6.125	05/15/2025	05/15/2019	A	12,289,804
1,875,000	IL Finance Authority (Presence Health/Provena Senior Services Obligated Group)	6.000	05/01/2028	05/01/2020	A	2,155,013
4,360,000	IL Finance Authority (Provena Health)	7.750	08/15/2034	08/15/2019	A	5,286,500
20,000,000	IL Finance Authority (Rehabilitation Institute of Chicago)	6.500	07/01/2034	07/01/2018	A	22,369,600
170,000	IL Finance Authority (Roosevelt University)	5.400	04/01/2027	04/01/2017	A	173,754
650,000	IL Finance Authority (Roosevelt University)	5.125	04/01/2019	04/01/2017	A	671,268
700,000	IL Finance Authority (Roosevelt University)	5.125	04/01/2020	04/01/2017	A	722,897
2,125,000	IL Finance Authority (Roosevelt University)	5.750	04/01/2024	10/01/2019	A	2,312,914
20,000	IL Finance Authority (RUMC/RCMC/RCF Obligated Group)	6.375	11/01/2029	05/01/2019	A	23,753
20,000	IL Finance Authority (RUMC/RCMC/RCF Obligated Group)	6.750	11/01/2024	11/01/2018	A	23,505
2,015,000	IL Finance Authority (Silver Cross Hospital and Medical Centers/Silver Cross Health System Obligated Group)	5.500	08/15/2018	08/30/2017	B	2,100,940
125,000	IL GO	5.000	06/01/2029	12/01/2016	A	126,765
30,000	IL GO	5.000	09/01/2024	10/31/2015	A	30,114
2,750,000	IL GO	5.000	08/01/2023	08/01/2023		2,986,445
27,000,000	IL GO	5.250	02/01/2028	02/01/2019	A	28,000,080
1,300,000	IL GO	5.000	08/01/2025	08/01/2022	A	1,381,614
105,000	IL GO	5.000	06/01/2027	10/31/2015	A	105,378
20,000	IL GO	5.000	06/01/2020	10/31/2015	A	20,072
7,735,000	IL GO	5.000	03/01/2019	10/31/2015	A	7,759,288
20,000	IL GO	5.000	03/01/2034	10/31/2015	A	20,012
4,970,000	IL GO	5.000	03/01/2028	10/31/2015	A	4,988,836
1,000,000	IL Hsg. Devel. Authority (Anchor Senior Living/Greenwood Senior Living Obligated Group)	4.700	10/20/2026	04/20/2016	A	1,008,830
50,000	IL Medical District COP	5.125	06/01/2026	10/31/2015	A	50,040
140,000	IL Medical District COP	5.250	06/01/2032	10/31/2015	A	140,108
9,215,000	IL Sports Facilities Authority	5.500[1]	06/15/2030	10/31/2015	A	9,342,351
485,000	Lemont, IL GO	4.850	12/01/2016	10/31/2015	A	486,795
25,000	Markham, IL Park District	5.900	12/01/2016	10/31/2015	A	25,083
220,000	Melrose Park, IL Water	5.200	07/01/2018	01/01/2016	A	222,567
450,000	Quad Cities, IL Regional EDA (Augustana College)	5.000	10/01/2027	10/01/2022	A	487,170

34      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Illinois (Continued)
$295,000	Quad Cities, IL Regional EDA (Augustana College)	5.000%	10/01/2023	10/01/2022	A	$328,763
400,000	Quad Cities, IL Regional EDA (Augustana College)	5.000	10/01/2026	10/01/2022	A	436,720
275,000	Quad Cities, IL Regional EDA (Augustana College)	5.000	10/01/2024	10/01/2022	A	303,837
445,000	Quad Cities, IL Regional EDA (Augustana College)	5.000	10/01/2025	10/01/2022	A	488,530
1,000,000	Saint Clair County, IL School District No. 189 East Saint Louis	5.375	01/01/2022	01/01/2022		969,230
545,000	Saint Clair County, IL School District No. 189 East Saint Louis	5.100	01/01/2020	01/01/2020		531,353
1,540,000	Saint Clair County, IL School District No. 189 East Saint Louis	5.500	01/01/2023	01/01/2023		1,480,233
770,000	Saint Clair County, IL School District No. 189 East Saint Louis	5.100	01/01/2020	01/13/2019	B	758,481
20,000	Saint Clair County, IL School District No. 189 East Saint Louis	5.000	01/01/2019	01/01/2019		19,839
1,000,000	Saint Clair County, IL School District No. 189 East Saint Louis	5.250	01/01/2021	01/01/2021		972,230
4,165,000	Springfield, IL Electric	5.000	03/01/2025	03/01/2017	A	4,385,953
18,000,000	Springfield, IL Electric	5.000	03/01/2029	03/01/2016	A	18,271,440
1,000,000	Springfield, IL Water	5.000	03/01/2025	03/01/2022	A	1,148,720
1,505,000	Yorkville, IL United City Special Services Area Special Tax	4.600	03/01/2025	08/20/2022	A	1,506,054
3,690,000	Yorkville, IL United City Special Services Area Special Tax (Bristol Bay)	5.875	03/01/2036	02/11/2018	A	3,748,154
						404,162,572

Indiana—1.7%
250,000	Boone County, IN Redevel. Commission	5.375	08/01/2023	02/01/2016	A	254,375
20,000	Crown Point, IN Economic Devel. (Christian Homes)	5.700	05/15/2031	11/15/2015	A	20,034
50,000	De Kalb County, IN Redevel. Authority	6.000	07/15/2018	10/31/2015	A	50,237
2,880,000	Hammond, IN Local Public Improvement District	6.500	08/15/2025	10/31/2015	A	2,888,438
3,500,000	Hammond, IN Local Public Improvement District	5.000	02/01/2024	02/01/2018	A	3,647,770
900,000	Hammond, IN Redevel. District (Marina Area)	6.000	01/15/2017	07/17/2016	B	910,107
500,000	IN Finance Authority (Butler University)	5.000	02/01/2022	02/01/2022		578,750
7,220,000	IN Finance Authority (Deaconess Health System)	6.000[3]	03/01/2029	03/01/2021	C	8,569,274
1,795,000	IN Finance Authority (Parkview Health System/Parkview Hospital Obligated Group)	5.000	05/01/2026	05/01/2022	A	2,045,869
500,000	IN Finance Authority (Sisters of St. Fancis Health)	5.250	11/01/2024	11/01/2018	A	556,620
1,840,000	IN Health Facility Financing Authority (Union Hospital)	5.125	09/01/2018	10/31/2015	A	1,847,470

35      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Indiana (Continued)
$10,675,000	IN Health Facility Financing Authority (Union Hospital)	5.250%	09/01/2023	10/31/2015	A	$10,718,341
25,000	IN Hsg. & Community Devel. Authority (Single Family Mtg.)	6.450	01/01/2040	04/01/2016	A	25,962
1,470,000	Indianapolis, IN Multifamily Hsg. (Berkley Common)	5.750	07/01/2030	04/22/2020	A	1,550,291
4,800,000	Lake County, IN Building Corp.	5.000	02/01/2024	11/23/2021	A	5,072,448
						38,735,986

Kansas—0.2%
555,000	Pittsburgh, KS Transportation Devel. District (N. Broadway-Pittsburgh Town Center)	4.800	04/01/2027	11/21/2022	B	526,590
2,165,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)[2]	5.875	06/01/2039	03/31/2024	A	2,267,168
2,085,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)[2]	5.800	12/01/2038	10/31/2020	A	2,156,185
45,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)	6.950	06/01/2029	12/01/2016	B	47,416
						4,997,359

Kentucky—0.4%
15,000	Kenton County, KY Airport (Cincinnati/Northern Kentucky)	5.000	03/01/2023	10/31/2015	A	15,056
240,000	KY EDFA (Ashland Hospital)	6.000	02/01/2031	02/01/2018	A	251,875
485,000	KY EDFA (Ashland Hospital)	6.000	02/01/2033	02/01/2018	A	508,775
3,015,000	KY EDFA (Louisville Arena Authority)	5.750	12/01/2028	06/01/2018	A	3,274,501
3,815,000	KY EDFA (Owensboro Medical Health System)	6.000	06/01/2030	06/01/2020	A	4,312,705
						8,362,912

Louisiana—1.2%
70,000	Calcasieu Parish, LA Industrial Devel. Board (Citgo Petroleum Corp.)	6.000	07/01/2023	10/31/2015	A	70,104
1,750,000	Jefferson Parish, LA Hospital Service District No. 1 (West Jefferson Medical Center)	5.250	01/01/2028	01/01/2020	A	1,977,483
360,000	LA HFA (La Chateau)	7.250	09/01/2039	09/01/2019	A	391,957
2,845,000	LA HFA (La Chateau)	6.000	09/01/2020	11/06/2018	A	3,052,628
1,020,000	LA HFA (La Chateau)	6.000	09/01/2017	12/07/2016	B	1,064,207
500,000	LA Public Facilities Authority (Black & Gold Facilities)	5.000	07/01/2020	07/01/2016	A	507,255
1,465,000	LA Public Facilities Authority (Black & Gold Facilities)	5.000	07/01/2019	07/01/2016	A	1,487,898
1,040,000	LA Public Facilities Authority (Black & Gold Facilities)	5.000	07/01/2016	07/01/2016		1,056,182
12,000,000	LA Tobacco Settlement Financing Corp. (TASC)	5.500	05/15/2029	05/15/2019	A	13,195,680
4,000,000	LA Tobacco Settlement Financing Corp. (TASC)	5.500	05/15/2030	05/15/2020	A	4,471,760

36      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Louisiana (Continued)
$5,000	Opelousas, LA General Hospital Authority (Opelousas General Health System)	5.300%	10/01/2018	10/24/2015	A	$5,019
						27,280,173

Maine—0.0%
35,000	ME H&HEFA (Bridgton Hospital/Franklin Memorial Hospital/GINNE Obligated Group)	5.250	07/01/2031	10/31/2015	A	35,089
40,000	ME H&HEFA, Series A	6.000	07/01/2024	10/31/2015	A	40,195
						75,284

Maryland—0.1%
110,000	Annapolis, MD Economic Devel. (St. John’s College)[4]	5.500	10/01/2018	10/24/2015	A	110,493
1,265,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.750	09/01/2039	01/10/2016	A	1,296,499
65,000	MD H&HEFA (Johns Hopkins Hospital)	5.500	07/01/2026	10/31/2015	A	65,131
						1,472,123

Massachusetts—0.6%
540,000	MA Devel. Finance Agency (Avon Association)	5.000	04/01/2018	04/01/2018		579,015
3,220,000	MA Devel. Finance Agency (Boston Medical Center Corp.)	5.250	07/01/2024	07/01/2022	A	3,675,598
1,175,000	MA Devel. Finance Agency (Boston Medical Center Corp.)	5.250	07/01/2026	07/01/2022	A	1,325,142
1,720,000	MA Devel. Finance Agency (Plantantion Apartments)	5.000	12/15/2024	10/31/2015	A	1,722,563
3,650,000	MA Devel. Finance Agency (VOA Ayer)	6.200	02/20/2046	02/20/2016	A	3,839,508
305,000	MA Educational Financing Authority	5.300	01/01/2016	10/31/2015	A	306,251
110,000	MA Educational Financing Authority, Series H	6.350	01/01/2030	07/01/2017	A	115,922
5,000	MA H&EFA (Boston Medical Center)	5.750	07/01/2031	07/01/2018	A	5,672
55,000	MA H&EFA (Boston Medical Center)	5.750	07/01/2031	07/01/2018	A	59,939
5,000	MA H&EFA (Harvard Pilgrim Health Care/Pilgrim Health Care Obligated Group)	5.000	07/01/2018	10/31/2015	A	5,020
35,000	MA H&EFA (UMass Memorial Health Care/UMass Memorial Medical Center Obligated Group)	5.000	07/01/2028	10/31/2015	A	35,105
2,560,000	MA HFA (Single Family Hsg.)	4.800	12/01/2027	12/01/2016	A	2,597,990
						14,267,725

Michigan—5.5%
5,000	Battle Creek, MI Tax Increment Finance Authority	5.000	05/01/2016	11/01/2015	A	5,013
237,925	Detroit, MI GO	5.375	04/01/2017	10/31/2015	A	238,370
1,923,550	Detroit, MI GO	5.000	04/01/2021	04/01/2021		1,923,088
15,500	Detroit, MI GO	5.000	04/01/2019	10/31/2015	A	15,530
38,750	Detroit, MI GO	5.000	04/01/2021	04/01/2018	A	40,595
310,000	Detroit, MI GO	5.000	04/01/2018	10/31/2015	A	310,632

37      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Michigan (Continued)
$855,000	Detroit, MI Water Supply System	5.500%	07/01/2026	07/01/2018	A	$943,937
125,000	Detroit, MI Water Supply System	5.000	07/01/2034	10/31/2015	A	125,407
400,000	Detroit, MI Water Supply System	5.000	07/01/2029	07/01/2016	A	406,912
200,000	Detroit, MI Water Supply System	5.750	07/01/2026	07/01/2018	A	222,144
580,000	Detroit, MI Water Supply System	5.000	07/01/2023	07/01/2016	A	591,954
1,935,000	Detroit, MI Water Supply System	5.000	07/01/2033	07/01/2016	A	1,963,077
270,000	Detroit, MI Water Supply System	5.750	07/01/2025	07/01/2018	A	300,669
3,460,000	Ecorse City, MI GO	5.800	11/01/2026	06/15/2020	A	3,696,353
84,500	MI Finance Authority (City of Detroit)	5.000	04/01/2019	10/31/2015	A	84,662
1,690,000	MI Finance Authority (City of Detroit)	5.000	04/01/2018	10/31/2015	A	1,693,448
10,486,450	MI Finance Authority (City of Detroit)	5.000	04/01/2021	04/01/2021		10,483,933
1,297,075	MI Finance Authority (City of Detroit)	5.375	04/01/2017	10/31/2015	A	1,299,501
2,125,000	MI Finance Authority (City of Detroit)	5.000	04/01/2028	04/01/2018	A	2,209,851
211,250	MI Finance Authority (City of Detroit)	5.000	04/01/2021	04/01/2018	A	221,308
7,620,000	MI Finance Authority (Local Government Loan Program)	5.000	11/01/2026	11/01/2019	A	8,428,939
6,895,000	MI Finance Authority (Local Government Loan Program)	5.000	11/01/2024	11/01/2019	A	7,655,450
7,250,000	MI Finance Authority (Local Government Loan Program)	5.000	11/01/2025	11/01/2019	A	8,019,660
8,010,000	MI Finance Authority (Local Government Loan Program)	5.000	11/01/2027	11/01/2019	A	8,820,852
3,560,000	MI Finance Authority (Local Government Loan Program)	5.000	11/01/2023	11/01/2019	A	3,952,632
10,010,000	MI Finance Authority (Local Government Loan Program)	5.000	11/01/2032	11/01/2019	A	11,085,474
8,855,000	MI Finance Authority (Local Government Loan Program)	5.000	11/01/2029	11/01/2019	A	9,806,381
1,150,000	MI Finance Authority (School District)	5.000	06/01/2020	06/01/2020		1,262,711
1,500,000	MI Finance Authority (School District)	5.000	06/01/2017	06/01/2017		1,575,510
1,820,000	MI Finance Authority (School District)	5.000	06/01/2019	06/01/2019		1,972,643
2,400,000	MI Finance Authority (School District)	5.000	06/01/2018	06/01/2018		2,564,400
20,000	MI Hospital Finance Authority (McLaren Health Care Corp.)	5.000	06/01/2025	06/01/2022	A	23,092
10,000	MI Hospital Finance Authority (St. John Hospital)	5.750	05/15/2016	10/31/2015	A	10,236
2,295,000	MI Hsg. Devel. Authority (Danbury Manor)	5.300 [3]	06/01/2035	11/01/2015	A	2,306,911
12,925,000	MI Hsg. Devel. Authority, Series A	5.150	10/01/2029	10/31/2015	A	13,007,074
50,000	MI Municipal Bond Authority	6.000	11/01/2023	11/01/2015	A	50,238
50,000	Negaunee, MI Sanitary Sewage Disposal System	4.800	01/01/2027	01/01/2016	A	50,423
5,830,000	Wayne County, MI Airport Authority (Detroit Metro Wayne Airport)	5.250	12/01/2021	12/01/2015	A	5,878,914
7,265,000	Wayne County, MI Airport Authority (Detroit Metro Wayne Airport)	5.250	12/01/2025	12/01/2015	A	7,320,432
6,250,000	Wayne County, MI Airport Authority (Detroit Metro Wayne Airport)	5.000	12/01/2024	12/01/2017	A	6,654,188
520,000	Wayne County, MI Building Authority	5.250	06/01/2016	10/31/2015	A	522,007
30,000	Wayne County, MI Downriver Sewer Disposal	5.125	11/01/2018	11/01/2015	A	30,065

38      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
Michigan (Continued)
$710,000	Wayne, MI Charter County Airport (Hotel-Detroit Metropolitan Airport)	5.000%		12/01/2030	10/31/2015	A	$711,967
							128,486,583

Minnesota—0.1%
30,000	Minneapolis, MN Community Devel. Agency	5.700		12/01/2027	12/01/2015	A	30,222
165,000	Minneapolis, MN Tax Increment (Grant Park)	1.550		03/01/2016	03/01/2016		164,957
225,000	Minneapolis, MN Tax Increment (Village of St. Anthony Falls)	1.600		03/01/2016	03/01/2016		224,950
1,590,000	St. Paul, MN Hsg. & Redevel. Authority (Healtheast / HESJH / HEStJH / HEWH / HCS Obligated Group)	5.250		11/15/2028	11/15/2020	A	1,712,192
335,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000		03/01/2018	03/01/2018		346,400
345,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000		09/01/2018	09/01/2018		359,055
160,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000		03/01/2017	03/01/2017		163,693
330,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000		09/01/2017	09/01/2017		340,217
							3,341,686

Mississippi—1.2%
845,000	Gulfport, MS Hospital Facility (Memorial Hospital at Gulfport)	5.750		07/01/2031	10/31/2015	A	847,628
215,000	Gulfport, MS Hospital Facility (Memorial Hospital at Gulfport)	5.500		07/01/2021	10/31/2015	A	215,729
745,000	Gulfport, MS Hospital Facility (Memorial Hospital at Gulfport)	6.200		07/01/2018	10/31/2015	A	747,719
200,000	Jackson, MS Hsg. Authority (Elton Park Apartments)	5.400		04/01/2039	10/31/2015	A	200,296
35,000	MS Business Finance Corp. (Mississippi Power Company)	5.150	[3]	09/01/2028	10/31/2015	A	35,059
16,595,000	MS Business Finance Corp. (System Energy Resources)[4]	5.875		04/01/2022	10/31/2015	A	16,928,891
8,110,000	MS Hospital Equipment & Facilities Authority (MBHS/MBMC Obligated Group)	5.000		08/15/2026	08/15/2017	A	8,541,209
100,000	MS Small Business Enterprise	4.750		12/01/2017	12/01/2015	A	100,539
							27,617,070

Missouri—1.6%
100,000	Belton, MO Tax Increment (Belton Town Center)	5.250		03/01/2016	03/01/2016		101,994
30,000	Cape Girardeau County, MO IDA (Procter & Gamble Company)	5.300		05/15/2028	10/31/2015	A	30,055
200,000	Kansas City, MO Tax Increment (Briarcliff West)	5.150		06/01/2016	10/31/2015	A	202,358
590,000	Maplewood, MO Tax (Maplewood South Redevel.)	5.200		11/01/2022	11/01/2015	A	590,496

39      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Missouri (Continued)
$910,000	Meadows, MO Transportation Devel. District	5.400%	05/01/2035	05/01/2018	A	$948,930
20,000	MO Environmental Improvement & Energy Resources Authority	5.450	01/01/2018	10/31/2015	A	20,068
5,000	MO Environmental Improvement & Energy Resources Authority	5.125	01/01/2019	10/31/2015	A	5,021
205,000	MO Environmental Improvement & Energy Resources Authority	5.500	07/01/2019	10/31/2015	A	205,918
195,000	MO H&EFA (Rockhurst University)	6.500	10/01/2035	10/01/2018	A	216,214
20,000,000	MO H&EFA (SLHS/SLHOKC Obligated Group)	5.500	11/15/2028	11/15/2018	A	22,517,800
10,000	MO Monarch-Chesterfield Levee District	5.750	03/01/2019	10/31/2015	A	10,044
3,080,000	Raytown, MO Annual Appropriation-Supported Tax (Raytown Live Redevel. Plan)	5.125	12/01/2031	06/01/2017	A	3,181,856
815,000	Richmond Heights, MO Tax Increment & Transportation Sales Tax	5.200	11/01/2021	11/01/2015	A	815,994
20,000	Springfield, MO Center City Devel. Corp. (Jordan Valley Park Exposition Center)	5.000	06/01/2027	10/31/2015	A	20,079
3,705,000	St. Louis, MO Airport (Lambert-St. Louis International Airport)	5.000	07/01/2024	07/01/2017	A	3,907,441
100,000	St. Louis, MO Airport (Lambert-St. Louis International Airport)	6.250	07/01/2029	07/01/2019	A	113,927
1,165,000	St. Louis, MO Airport (Lambert-St. Louis International Airport)	5.000	07/01/2021	07/01/2021		1,327,517
1,345,000	St. Louis, MO Airport (Lambert-St. Louis International Airport)	5.000	07/01/2024	07/01/2022	A	1,496,111
1,215,000	St. Louis, MO Airport (Lambert-St. Louis International Airport)	5.000	07/01/2026	07/01/2022	A	1,335,212
40,000	St. Louis, MO IDA (Maryville Gardens Associates)	5.125	12/20/2030	10/31/2015	A	40,059
1,350,000	Strother, MO Interchange Transportation Devel. District (Lees Summit)	5.000	05/01/2024	05/01/2016	A	1,356,548
						38,443,642

Montana—0.0%
215,000	Crow, MT Finance Authority (Tribal)	5.700	10/01/2027	10/31/2015	A	215,518
Nebraska—0.0%
750,000	NE Central Plains Gas Energy	5.250	12/01/2018	12/01/2018		834,990
Nevada—1.4%
540,000	Clark County, NV Improvement District (Summerlin South Area)	5.000	02/01/2020	02/01/2020		573,502
900,000	Clark County, NV Improvement District (Summerlin South Area)	5.000	02/01/2021	02/01/2021		963,072
945,000	Clark County, NV Improvement District (Summerlin South Area)	5.000	02/01/2019	02/01/2019		993,460

40      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Nevada (Continued)
$815,000	Clark County, NV Improvement District (Summerlin South Area)	5.000%	02/01/2017	02/01/2017		$835,082
885,000	Clark County, NV Improvement District (Summerlin South Area)	5.000	02/01/2018	02/01/2018		920,559
755,000	Clark County, NV Passenger Facility	5.000	07/01/2023	07/01/2017	A	804,234
25,000	Henderson, NV Redevel. Agency Tax Allocation	7.200	10/01/2025	10/31/2015	A	25,047
50,000	Henderson, NV Redevel. Agency Tax Allocation	6.900	10/01/2017	10/31/2015	A	50,151
140,000	Henderson, NV Redevel. Agency Tax Allocation	5.100	10/01/2020	10/31/2015	A	140,183
195,000	Las Vegas, NV Special Improvement District No. 607	5.000	06/01/2024	06/01/2024		210,641
420,000	Las Vegas, NV Special Improvement District No. 607	5.000	06/01/2023	06/01/2023		451,706
465,000	Las Vegas, NV Special Improvement District No. 607	5.000	06/01/2022	06/01/2022		498,996
5,440,000	North Las Vegas, NV GO	5.000	05/01/2028	05/01/2016	A	5,460,672
10,875,000	North Las Vegas, NV GO	5.000	05/01/2030	05/01/2016	A	10,886,962
1,350,000	North Las Vegas, NV GO	5.000	05/01/2027	05/01/2016	A	1,357,965
1,440,000	North Las Vegas, NV GO	5.000	05/01/2024	05/01/2016	A	1,449,965
1,000,000	North Las Vegas, NV GO	5.000	05/01/2025	05/01/2016	A	1,006,420
3,725,000	North Las Vegas, NV Wastewater Reclamation System	5.000	10/01/2026	10/01/2016	A	3,756,513
1,705,000	North Las Vegas, NV Wastewater Reclamation System	5.000	10/01/2023	10/01/2016	A	1,725,136
160,000	North Las Vegas, NV Wastewater Reclamation System	5.000	10/01/2022	10/01/2016	A	161,982
60,000	Reno, NV Redevel. Agency (Downtown Redevel.)	5.000	09/01/2017	10/31/2015	A	60,128
						32,332,376

New Hampshire—0.0%
60,000	NH HFA (Prescott Hills Apartments)	6.150	07/01/2040	10/31/2015	A	60,755
60,000	NH HFA (Single Family Mtg.)	5.750	01/01/2037	01/01/2016	A	62,203
45,000	NH HFA (Single Family Mtg.)	5.000	07/01/2031	01/01/2016	A	45,128
						168,086

New Jersey—0.9%
5,000	Mount Holly, NJ Municipal Utilities Authority	4.750	12/01/2018	10/31/2015	A	5,018
4,670,000	NJ EDA (Motor Vehicle Surcharges)	5.250	07/01/2033	10/31/2015	A	4,729,356
595,000	NJ EDA (Motor Vehicle Surcharges)	5.250	07/01/2031	10/31/2015	A	602,562
50,000	NJ EDA (Municipal Rehabilitation)	4.625	04/01/2025	10/31/2015	A	50,034
990,000	NJ Educational Facilities Authority (Georgian Court University)	5.000	07/01/2027	07/01/2017	A	1,039,292
11,430,000	NJ Health Care Facilities Financing Authority (Trinitas Hospital/Marillac Corp. Obligated Group)	5.250	07/01/2023	05/24/2017	A	12,095,912

41      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New Jersey (Continued)
$2,100,000	Salem County, NJ Pollution Control (Chambers Cogeneration)	5.000%	12/01/2023	02/05/2022	B	$2,270,541
						20,792,715

New Mexico—0.0%
125,000	NM Hospital Equipment Loan Council (PHSvcs/BCHCC/PHCF Obligated Group)	6.125	08/01/2028	08/01/2018	A	143,505

New York—4.6%
5,000	Monroe County, NY Airport Authority (Greater Rochester International Airport)	4.000	01/01/2017	10/31/2015	A	5,008
3,065,000	NY Counties Tobacco Trust II (TASC)	5.625	06/01/2035	10/31/2015	A	3,069,322
8,000,000	NY Counties Tobacco Trust III (TASC)	6.000	06/01/2043	10/31/2015	A	8,000,320
4,000,000	NY TSASC, Inc. (TFABs)	4.750	06/01/2022	06/01/2016	A	4,016,080
14,145,000	NYC IDA (American Airlines)	7.750	08/01/2031	08/01/2016	A	14,955,650
5,000,000	NYC IDA (American Airlines)	8.000	08/01/2028	08/01/2016	A	5,307,900
16,050,000	NYC IDA (American Airlines)	7.625	08/01/2025	08/01/2016	A	17,001,604
2,480,000	NYC IDA (American Airlines)	7.500	08/01/2016	08/01/2016		2,560,650
4,855,000	Port Authority NY/NJ (JFK International Air Terminal)	5.750	12/01/2022	10/31/2015	A	4,879,809
40,000,000	Port Authority NY/NJ (JFK International Air Terminal)	6.500	12/01/2028	12/01/2015	A	40,397,200
5,055,000	Port Authority NY/NJ (JFK International Air Terminal)	5.750	12/01/2025	10/31/2015	A	5,070,064
2,990,000	Suffolk County, NY IDA (New York Institute of Technology)	5.000	03/01/2026	10/31/2015	A	3,042,474
						108,306,081

North Carolina—0.3%
2,000,000	NC Capital Facilities Finance Agency (Meredith College)	6.000	06/01/2031	06/01/2018	A	2,133,620
720,000	NC Medical Care Commission (AHA1HC / AHA3HC / AHA4HC / AHACHC / AHEHC / AHA7HC Obligated Group)	5.500	10/01/2024	10/30/2015	A	721,757
1,000,000	NC Medical Care Commission (AHACHC)	5.800	10/01/2034	10/31/2015	A	1,002,450
1,620,000	NC Medical Care Commission (Catholic Health East)	5.250	11/15/2022	05/15/2017	A	1,718,220
1,970,000	NC Medical Care Commission (Catholic Health East)	5.250	11/15/2023	05/15/2017	A	2,084,240
325,000	NC Medical Care Commission (Scotland Memorial Hospital)[4]	5.500	10/01/2019	10/26/2015	A	326,258
						7,986,545

North Dakota—0.0%
15,000	Ward County, ND Health Care Facilities (Trinity Hospital/Trinity Medical Center/Trinity Nursing Home Obligated Group)	6.250	07/01/2021	10/31/2015	A	15,062

42      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Ohio—5.3%
$40,910,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.125%	06/01/2024	06/01/2024		$35,144,963
3,210,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.375	06/01/2024	06/01/2024		2,766,699
135,000	Cleveland-Cuyahoga County, OH Port Authority (Cleveland Christian Home)	5.250	11/15/2015	11/15/2015		135,220
1,060,000	Cleveland-Cuyahoga County, OH Port Authority (Fairmount Montessori Association)	5.125	05/15/2025	11/15/2015	A	1,064,123
1,500,000	Cleveland-Cuyahoga County, OH Port Authority (Port Cleveland)	5.000	11/15/2026	11/15/2020	A	1,606,125
43,450,000	Cuyahoga County, OH Hospital Facilities (CSAHS-UHHS-Cuyahoga/Canton Obligated Group)	7.500	01/01/2030	10/31/2015	A	43,521,692
3,060,000	Cuyahoga County, OH Multifamily (Vesta-Cleveland)	5.300	08/20/2034	10/31/2015	A	3,068,629
790,000	Dayton-Montgomery County, OH Port Authority (Dayton Regional Bond Fund-Maverick)	5.125	05/15/2022	03/09/2017	A	799,883
525,000	Grove City, OH Tax Increment Financing	5.125	12/01/2016	06/05/2016	B	544,855
5,850,000	Hamilton County, OH Health Care Facilities (Christ Hospital)	5.250	06/01/2025	06/01/2022	A	6,772,486
5,715,000	Hamilton County, OH Health Care Facilities (Christ Hospital)	5.250	06/01/2024	06/01/2022	A	6,656,318
1,500,000	Hamilton County, OH Health Care Facilities (Christ Hospital)	5.250	06/01/2023	06/01/2022	A	1,757,700
5,000	Lake County, OH Sewer District Improvements	5.850	12/01/2016	10/31/2015	A	5,024
1,500,000	Lorain County, OH Port Authority (Kendal at Oberlin)	5.000	11/15/2030	11/15/2023	A	1,629,675
285,000	Lucas County, OH GO	6.500	12/01/2016	10/31/2015	A	286,519
290,000	Lucas, OH Metropolitan Hsg. Authority	5.250	09/01/2025	09/01/2021	A	332,436
305,000	Lucas, OH Metropolitan Hsg. Authority	5.250	09/01/2026	09/01/2021	A	347,355
320,000	Lucas, OH Metropolitan Hsg. Authority	5.250	09/01/2027	09/01/2021	A	363,878
205,000	Lucas, OH Metropolitan Hsg. Authority	5.250	09/01/2022	09/01/2022		238,066
260,000	Lucas, OH Metropolitan Hsg. Authority	5.250	09/01/2023	09/01/2021	A	301,603
275,000	Lucas, OH Metropolitan Hsg. Authority	5.250	09/01/2024	09/01/2021	A	317,905
875,000	Miami County, OH Hospital Facility (Upper Valley Medical Center)	5.250	05/15/2026	05/15/2016	A	894,696
40,000	OH Capital Corp. for Hsg. (The Conifers)	6.300	06/01/2028	10/31/2015	A	40,086
25,000	OH HFA	5.250	09/01/2030	10/31/2015	A	25,031
1,000,000	OH River South Authority (Lazarus Building Redevel)	5.750	12/01/2027	12/01/2017	A	1,068,150
2,080,000	Penta, OH Career Center COP	5.250	04/01/2025	04/01/2022	A	2,404,813
2,915,000	Penta, OH Career Center COP	5.250	04/01/2024	04/01/2022	A	3,387,201
1,400,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.300	02/15/2024	07/20/2020	B	1,013,796

43      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Ohio (Continued)
$1,950,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.400%	02/15/2034	02/27/2030	B	$1,382,921
3,480,000	Portage County, OH Port Authority (Northeast Ohio Medical University)	5.000	12/01/2026	06/01/2022	A	3,812,514
1,050,000	Ross County, OH Hospital (Adena Health System)	5.750	12/01/2035	12/01/2018	A	1,167,233
750,000	Ross County, OH Hospital (Adena Health System)	5.750	12/01/2028	12/01/2018	A	840,113
1,370,000	Summit County, OH Port Authority (University of Akron Student Hsg.)	5.250	01/01/2024	01/01/2021	A	1,573,966
60,000	Toledo-Lucas County, OH Port Authority (Creekside Devel. Company)	6.600	11/15/2015	10/31/2015	A	60,068
						125,331,742

Oklahoma—0.0%
815,000	Oklahoma County, OK HFA (Single Family Mtg.)	6.600	10/01/2035	02/01/2016	A	833,126

Oregon—0.1%
1,000,000	Gilliam County, OR Solid Waste Disposal (WM/WMO/WMW/CWM/WMDSC Obligated Group)	5.250	07/01/2029	05/01/2016	A	1,031,560
5,000	Klamath Falls, OR Airport	5.500	07/01/2016	10/31/2015	A	5,022
15,000	OR GO	5.375	08/01/2028	10/31/2015	A	15,025
15,000	OR GO (Alternate Energy)	5.400	07/01/2016	10/31/2015	A	15,066
20,000	OR GO (Alternate Energy)	5.000	07/01/2017	10/31/2015	A	20,082
5,000	OR GO (Elderly & Disabled Hsg.)	5.700	08/01/2016	10/31/2015	A	5,020
15,000	OR GO (Elderly & Disabled Hsg.)[4]	5.800	08/01/2027	10/31/2015	A	15,032
20,000	OR GO (Elderly & Disabled Hsg.)	5.600	08/01/2019	10/31/2015	A	20,063
5,000	OR GO (Elderly & Disabled Hsg.)	6.200	08/01/2020	10/31/2015	A	5,017
40,000	OR GO (Elderly & Disabled Hsg.)	5.650	08/01/2026	10/31/2015	A	40,084
15,000	OR GO (Elderly & Disabled Hsg.)	6.300	08/01/2026	10/31/2015	A	15,040
25,000	OR GO (Elderly & Disabled Hsg.)	5.550	08/01/2016	10/31/2015	A	25,098
30,000	OR GO (Elderly & Disabled Hsg.)	6.000	08/01/2026	10/31/2015	A	30,072
225,000	Western Generation, OR Agency Cogeneration (Wauna Cogeneration)	5.000	01/01/2016	01/01/2016		225,751
						1,467,932

Other Territory—0.5%
2,946,034	Public Hsg. Capital Fund Multi-State Revenue Trust I	4.500	07/01/2022	07/01/2022		3,103,677
1,727,652	Public Hsg. Capital Fund Multi-State Revenue Trust II	4.500	07/01/2022	07/01/2022		1,805,690
7,126,694	Public Hsg. Capital Fund Multi-State Revenue Trust III	5.000	07/01/2022	07/01/2022		7,414,755
						12,324,122

Pennsylvania—2.1%
50,000	Allegheny County, PA Sanitary Authority	5.000	12/01/2020	12/01/2015	A	50,391

44      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Pennsylvania (Continued)
$2,780,000	Allentown, PA Neighborhood Improvement Zone	5.000%	05/01/2026	05/01/2022	A	$3,034,426
5,335,000	Allentown, PA Neighborhood Improvement Zone	5.000	05/01/2025	05/01/2022	A	5,859,537
485,000	Bucks County, PA IDA (School Lane Foundation)	4.600	03/15/2017	09/19/2016	B	494,622
225,000	Cumberland County, PA Municipal Authority (Diakon Lutheran Social Ministries)	6.250	01/01/2024	01/01/2019	A	256,106
1,000,000	Delaware Valley, PA Regional Financial Authority	5.700	07/01/2027	07/01/2027		1,240,480
5,500,000	Lehigh Northampton, PA Airport Authority	6.000	05/15/2025	10/31/2015	A	5,510,395
6,724	Northampton County, PA IDA (Northampton Generating)	5.000	12/31/2023	11/19/2015	A	6,724
350,140	Northampton County, PA IDA (Northampton Generating)	5.000	12/31/2023	12/31/2023		318,036
875,000	PA HEFA (California University of Pennsylvania Student Assoc.)	6.750	09/01/2020	10/31/2015	A	877,450
40,000	PA HEFA (Temple University)	5.000	04/01/2024	04/01/2016	A	40,970
1,960,000	PA HEFA (Temple University)	5.000	04/01/2024	04/01/2016	A	2,005,590
25,000	PA HEFA (University of the Arts)	5.500	03/15/2020	10/31/2015	A	25,069
785,000	PA HEFA (Ursinus College)	5.000	01/01/2025	01/01/2022	A	882,442
1,970,000	PA HEFA (Ursinus College)	5.000	01/01/2027	01/01/2022	A	2,184,730
16,465,000	PA HFA (Single Family Mtg.)	4.650	10/01/2031	10/01/2016	A	16,787,879
2,065,000	Philadelphia, PA Gas Works	5.000	10/01/2021	10/01/2017	A	2,242,363
3,250,000	Reading, PA GO	5.625	11/15/2020	08/29/2018	B	3,384,127
4,120,000	Susquehanna, PA Area Regional Airport Authority	5.000	01/01/2023	01/01/2023		4,591,328
						49,792,665

Rhode Island—1.2%
15,000	Exeter West Greenwich, RI Regional School District	5.000	09/15/2017	10/31/2015	A	15,061
25,000	Providence, RI Public Building Authority (School & Public Facilties)	5.250	12/15/2018	10/31/2015	A	25,054
95,000	Providence, RI Public Building Authority, Series A	5.375	12/15/2021	10/31/2015	A	95,157
5,000	Providence, RI Public Building Authority, Series A	5.125	12/15/2017	10/31/2015	A	5,011
1,060,000	RI Clean Water Finance Agency (Triton Ocean)	5.800	09/01/2022	10/31/2015	A	1,061,717
5,000,000	RI Health & Educational Building Corp. (EPBH/RIH/TMH Obligated Group)	7.000	05/15/2039	05/15/2019	A	5,835,450
690,000	RI Health & Educational Building Corp. (Lifespan)	5.250	05/15/2026	10/31/2015	A	691,849
520,000	RI Health & Educational Building Corp. (Public Schools Financing Program)	6.000	05/15/2029	05/15/2019	A	569,067
4,070,000	RI Health & Educational Building Corp. (RIH/MHF/TMH/RIHF Obligated Group)	5.750	05/15/2023	10/31/2015	A	4,083,919

45      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
Rhode Island (Continued)
$15,000,000	RI Health & Educational Building Corp. (RIH/TMH Obligated Group)	5.000%		05/15/2026	05/15/2016	A	$15,296,550
80,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)	6.500		04/01/2027	10/31/2015	A	80,886
610,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)	5.150		04/01/2022	04/01/2017	A	631,985
85,000	Woonsocket, RI GO	6.000		10/01/2018	10/31/2015	A	85,058
							28,476,764

South Carolina—0.1%
95,000	Greenville County, SC Airport (Donaldson Industrial Air Park)[4]	6.125		10/01/2017	10/15/2016	B	95,857
210,000	Lee County, SC School Facilities, Series 2006	6.000		12/01/2019	12/01/2017	A	230,643
270,000	Lee County, SC School Facilities, Series 2006	6.000		12/01/2027	12/01/2017	A	290,204
720,000	SC Connector 2000 Assoc. Toll Road, Series B	5.702	[6]	01/01/2026	01/01/2026		329,659
1,735,000	SC Connector 2000 Assoc. Toll Road, Series B	5.604	[6]	01/01/2021	01/01/2021		1,041,000
25,000	SC Hsg. Finance & Devel. Authority	5.450		07/01/2029	07/01/2017	A	26,103
							2,013,466

South Dakota—0.0%
595,000	SD Hsg. Devel. Authority (Homeownership)	4.900		11/01/2025	11/01/2015	A	595,952

Tennessee—0.0%
20,000	Chattanooga, TN HE&HFB (CDFI Phase I)[4]	5.500		10/01/2020	10/27/2015	A	20,036
190,000	Jackson, TN Hospital (Jackson-Madison County General Hospital)	5.500		04/01/2033	04/01/2018	A	205,719
510,000	Jackson, TN Hospital (Jackson-Madison County General Hospital)	5.500		04/01/2033	04/01/2018	A	569,481
							795,236

Texas—4.0%
150,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[5]	6.750		10/01/2038	10/01/2038		8,595
60,000	Collin County, TX HFC (Community College District Foundation)	5.250		06/01/2023	07/08/2021	B	59,872
6,955,000	Dallas-Fort Worth, TX International Airport	5.000		11/01/2029	11/01/2018	A	7,601,398
5,000,000	Dallas-Fort Worth, TX International Airport	5.000		11/01/2024	11/01/2020	A	5,728,750
7,435,000	Dallas-Fort Worth, TX International Airport	5.000		11/01/2027	11/01/2020	A	8,445,937
6,860,000	Dallas-Fort Worth, TX International Airport	5.000		11/01/2025	11/01/2020	A	7,835,423
1,200,000	Dallas-Fort Worth, TX International Airport	5.000		11/01/2027	11/01/2022	A	1,351,596

46      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
Texas (Continued)
$1,000,000	Dallas-Fort Worth, TX International Airport	5.000%		11/01/2026	11/01/2022	A	$1,137,840
5,000,000	Dallas-Fort Worth, TX International Airport	5.000		11/01/2024	11/01/2020	A	5,728,750
35,000	Del Rio, TX Airport	5.400		07/01/2019	10/31/2015	A	35,147
50,000	Eagle Pass, TX Waterworks & Sewer	5.050		12/01/2017	10/31/2015	A	50,201
7,455,000	El Paso, TX Downtown Devel. Corp. (Downtown Ballpark Venue)	7.000		08/15/2023	08/15/2017	A	8,204,526
5,000,000	El Paso, TX Downtown Devel. Corp. (Downtown Ballpark Venue)	7.000		08/15/2027	08/15/2017	A	5,453,550
25,000	Fort Bend County, TX Municipal Utility District No. 118	4.350		09/01/2016	10/31/2015	A	25,075
440,000	Gonzales, TX Healthcare System	5.500		08/15/2019	10/31/2015	A	440,999
340,000	Gulf Coast, TX IDA Solid Waste (Citgo Petroleum Corp.)	8.000		04/01/2028	10/31/2015	A	340,622
12,255,000	Harris County, TX HFDC (St. Luke’s Episcopal Hospital)	6.750		02/15/2021	11/30/2015	A	13,534,545
525,000	Houston, TX Airport Special Facilities (Continental Airlines)	5.500		07/15/2017	10/31/2015	A	527,273
3,000,000	Houston, TX Airport System	5.000		07/01/2026	07/01/2021	A	3,427,140
30,000	Houston, TX Airport System	5.000		07/01/2032	10/31/2015	A	30,091
720,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)	5.875		05/15/2021	01/14/2019	B	811,411
620,000	Newark, TX Cultural Education Facilities Finance Corp. (A.W. Brown Fellowship Charter School)	6.000		08/15/2032	02/15/2016	A	640,063
55,000	North East TX Hospital Authority (Northeast Medical Center Hospital)	5.625		05/15/2022	10/31/2015	A	55,211
425,000	Permian Basin, TX HFC (Single Family Mtg.)	5.650		01/01/2038	07/01/2022	A	431,740
620,000	Sabine River, TX Authority Pollution Control (TXU Electric Company)[5]	6.450	[3]	06/01/2021	06/01/2021		35,526
4,030,000	Texas City, TX Industrial Devel. Corp. (ARCO Pipe Line Co.)	7.375		10/01/2020	10/01/2020		5,073,286
235,000	Trinity, TX River Authority (TXU Energy Company)[5]	6.250		05/01/2028	05/01/2028		13,466
1,335,000	TX Dept. of Hsg. & Community Affairs (Skyway Villas)	5.450		12/01/2022	10/31/2015	A	1,336,736
25,000	TX GO (Water Financial Assistance)	5.750		08/01/2031	10/31/2015	A	25,111
120,000	TX Lower Colorado River Authority	5.000		05/15/2031	10/31/2015	A	120,416
1,300,000	TX Multifamily Hsg. Revenue Bond Pass-Through Certificates (Skyway Villas)	5.950		11/01/2034	12/01/2015	A	1,303,874
7,000,000	Tyler, TX HFDC (East Texas Medical Center Regional Healthcare System/East Texas Medical Center Obligated Group)	5.250		11/01/2032	11/01/2017	A	7,190,890
6,745,000	Tyler, TX HFDC (East Texas Medical Center Regional Healthcare System/East Texas Medical Center Obligated Group)	5.250		11/01/2027	11/01/2017	A	6,950,723

47      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Texas (Continued)
$50,000	Ysleta, TX Independent School District	5.375%	11/15/2024	11/15/2015	A	$50,322
						94,006,105

Utah—0.0%
375,000	UT HFA (Single Family Mtg.)	6.125	01/01/2027	10/31/2015	A	375,810
5,000	UT Hsg. Corp. (Single Family Mtg.)	5.650	07/01/2027	10/31/2015	A	5,008
25,000	UT Hsg. Corp. (Single Family Mtg.)	5.250	07/01/2023	10/31/2015	A	25,062
60,000	UT Hsg. Corp. (Single Family Mtg.)	5.000	07/01/2025	10/31/2015	A	60,087
						465,967

Vermont—0.4%
205,000	Burlington, VT COP	5.500	12/01/2016	10/31/2015	A	205,920
335,000	Burlington, VT GO	5.000	11/01/2015	11/01/2015		336,142
25,000	VT Educational & Health Buildings Financing Agency (CSAC / NWCSS / RMHS / WCMHS Obligated Group)	5.375	02/15/2023	02/15/2016	A	25,474
1,025,000	VT Educational & Health Buildings Financing Agency (St. Michaels College)	5.000	10/01/2022	10/01/2022		1,171,872
1,000,000	VT Educational & Health Buildings Financing Agency (St. Michaels College)	5.000	10/01/2023	10/01/2022	A	1,140,550
2,020,000	VT Educational & Health Buildings Financing Agency (St. Michaels College)	5.000	10/01/2021	10/01/2021		2,292,639
1,830,000	VT Educational & Health Buildings Financing Agency (St. Michaels College)	5.000	10/01/2019	10/01/2019		2,040,908
1,820,000	VT Educational & Health Buildings Financing Agency (St. Michaels College)	5.000	10/01/2020	10/01/2020		2,056,473
						9,269,978

Virginia—0.6%
6,510,000	Suffolk, VA Redevel. & Hsg. Authority (Henrico-Richmond)	5.000	08/01/2036	10/31/2015	A	6,567,093
6,400,000	VA Hsg. Devel. Authority, Series A1	5.000	10/01/2026	07/01/2017	A	6,672,448
973,000	Watkins Centre, VA Community Devel. Authority	5.400	03/01/2020	03/01/2016	A	980,288
						14,219,829

Washington—0.5%
925,000	Chelan County, WA Devel. Corp. (Alcoa)	5.850	12/01/2031	10/31/2015	A	925,740
300,000	Cowlitz County, WA Sewer (Three Rivers Regional Wastewater Authority)	5.250	03/01/2020	03/01/2016	A	306,339
175,000	Kelso County, WA Hsg. Authority (Chinook & Columbia Apartments)	5.600	03/01/2028	10/31/2015	A	175,026
10,000	King County, WA Hsg. Authority (Rural Preservation)	5.750	01/01/2028	01/01/2016	A	10,015
4,975,000	Seattle, WA Hsg. Authority (High Rise Rehab III)	5.150	11/01/2027	11/01/2017	A	5,318,275

48      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Washington (Continued)
$50,000	Seattle, WA Hsg. Authority (Holly Park)	5.750%	01/01/2020	01/01/2016	A	$50,037
1,540,000	Skagit County, WA Public Hospital District No. 1 (Skagit Valley Hospital)	5.500	12/01/2030	12/01/2015	A	1,548,100
30,000	WA COP (Dept. of General Administration)	5.600	10/01/2016	10/31/2015	A	30,137
20,000	WA COP (Dept. of General Administration)	5.600	10/01/2015	10/01/2015		20,003
2,000,000	WA Health Care Facilities Authority (Virginia Mason Medical Center)	5.500	08/15/2042	08/15/2017	A	2,122,040
						10,505,712

Wisconsin—1.2%
150,000	WI H&EFA (Beloit College)	5.250	06/01/2025	06/01/2020	A	163,641
11,545,000	WI H&EFA (Medical College of Wisconsin)	5.500	12/01/2026	12/01/2015	A	11,647,058
100,000	WI H&EFA (Prohealth Care/Waukesha Memorial Hospital/Prohealth Care Obligated Group)	6.375	02/15/2029	02/15/2019	A	117,985
200,000	WI H&EFA (Richland Hospital)	5.375	06/01/2028	10/31/2015	A	200,206
1,000,000	WI H&EFA (WFS/WFMG Obligated Group)	5.250	08/15/2026	08/15/2016	A	1,035,640
9,715,000	WI H&EFA (WFS/WFMG Obligated Group)	5.250	08/15/2025	08/15/2016	A	10,061,242
3,995,000	WI H&EFA (WFS/WFMG Obligated Group)	5.250	08/15/2031	08/15/2016	A	4,089,362
940,000	WI Hsg. & EDA, Series B	5.750	11/01/2025	05/01/2020	A	1,033,032
						28,348,166

Wyoming—1.6%
37,780,000	Sweetwater County, WY Solid Waste (FMC Corp.)	5.600	12/01/2035	12/01/2015	A	38,042,571
U.S. Possessions—19.4%
1,000,000	Puerto Rico Aqueduct & Sewer Authority	5.000	07/01/2025	07/01/2025		994,210
8,645,000	Puerto Rico Children’s Trust Fund (TASC)	5.375	05/15/2033	10/31/2015	A	8,678,715
120,000	Puerto Rico Children’s Trust Fund (TASC)	5.625	05/15/2043	11/15/2015	A	119,998
6,015,000	Puerto Rico Children’s Trust Fund (TASC)	5.500	05/15/2039	10/31/2015	A	6,015,301
105,000	Puerto Rico Commonwealth GO	5.250	07/01/2017	07/01/2017		77,991
300,000	Puerto Rico Commonwealth GO	5.250	07/01/2017	07/01/2016	A	302,811
4,860,000	Puerto Rico Commonwealth GO	5.500	07/01/2017	07/01/2017		3,622,061
7,930,000	Puerto Rico Commonwealth GO	5.250	07/01/2026	07/01/2026		5,323,409
4,160,000	Puerto Rico Commonwealth GO7	2.973	07/01/2020	07/01/2020		3,809,811
8,500,000	Puerto Rico Commonwealth GO	5.250	07/01/2024	07/01/2024		5,738,520
3,000,000	Puerto Rico Commonwealth GO	5.250	07/01/2025	07/01/2025		2,021,130
125,000	Puerto Rico Commonwealth GO	5.000	07/01/2017	07/01/2017		127,162
300,000	Puerto Rico Commonwealth GO	6.000	07/01/2033	07/01/2016	A	300,348
515,000	Puerto Rico Commonwealth GO	5.250	07/01/2024	07/01/2021	A	515,917
45,265,000	Puerto Rico Commonwealth GO	6.000	07/01/2029	07/01/2029		30,729,956

49      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$1,125,000	Puerto Rico Commonwealth GO	6.000%		07/01/2027	07/01/2018	A	$1,129,140
100,000	Puerto Rico Commonwealth GO	5.000		07/01/2023	07/01/2017	A	100,042
100,000	Puerto Rico Commonwealth GO	5.000		07/01/2016	07/01/2016		102,347
15,580,000	Puerto Rico Commonwealth GO	5.125		07/01/2024	07/01/2024		10,480,043
4,245,000	Puerto Rico Commonwealth GO7	2.953		07/01/2019	07/01/2019		3,949,506
90,000	Puerto Rico Commonwealth GO	7.500	[6]	07/01/2019	07/01/2019		73,718
3,355,000	Puerto Rico Commonwealth GO	5.500		07/01/2017	07/01/2017		2,899,324
4,920,000	Puerto Rico Commonwealth GO	5.500		07/01/2016	07/01/2016		5,053,775
110,000	Puerto Rico Commonwealth GO	7.125	[6]	07/01/2017	07/01/2017		101,985
2,890,000	Puerto Rico Commonwealth GO	5.500		07/01/2018	07/01/2018		2,905,461
370,000	Puerto Rico Commonwealth GO	6.000		07/01/2016	07/01/2016		375,446
45,000	Puerto Rico Commonwealth GO	5.250		07/01/2017	07/01/2017		45,967
195,000	Puerto Rico Commonwealth GO	5.250		07/01/2016	07/01/2016		199,939
25,250,000	Puerto Rico Commonwealth GO	5.500		07/01/2026	07/01/2026		17,075,817
25,000	Puerto Rico Commonwealth GO	5.000		07/01/2016	10/31/2015	A	25,065
13,000,000	Puerto Rico Commonwealth GO7	0.780		07/01/2018	07/01/2018		12,353,770
655,000	Puerto Rico Commonwealth GO	5.250		07/01/2021	07/01/2021		645,974
6,510,000	Puerto Rico Commonwealth GO	5.500		07/01/2018	07/01/2018		6,623,144
1,005,000	Puerto Rico Commonwealth GO	5.500		07/01/2017	07/01/2017		1,030,808
2,160,000	Puerto Rico Commonwealth GO	5.500		07/01/2027	07/01/2027		1,455,494
140,000	Puerto Rico Commonwealth GO	5.500		07/01/2026	07/01/2026		94,678
50,000	Puerto Rico Electric Power Authority	5.000		07/01/2016	07/01/2016		50,466
5,685,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250		07/01/2028	07/01/2028		3,697,069
4,295,000	Puerto Rico Electric Power Authority, Series CCC[8]	5.250		07/01/2028	07/01/2028		2,793,124
56,565,000	Puerto Rico Electric Power Authority, Series CCC[8]	5.250		07/01/2026	11/30/2025	B	36,779,129
40,000	Puerto Rico Electric Power Authority, Series DDD	5.000		07/01/2023	07/01/2023		39,645
5,770,000	Puerto Rico Electric Power Authority, Series LL	5.500		07/01/2017	07/01/2017		5,892,612
75,000	Puerto Rico Electric Power Authority, Series LL	5.500		07/01/2018	07/01/2018		76,672
1,000,000	Puerto Rico Electric Power Authority, Series PP	5.000		07/01/2023	07/01/2023		973,310
550,000	Puerto Rico Electric Power Authority, Series RR	5.000		07/01/2022	07/01/2022		539,924
100,000	Puerto Rico Electric Power Authority, Series RR	5.000		07/01/2025	07/01/2025		83,082
3,735,000	Puerto Rico Electric Power Authority, Series RR	5.000		07/01/2021	07/01/2021		3,693,392
2,000,000	Puerto Rico Electric Power Authority, Series SS	5.000		07/01/2021	07/01/2021		1,977,720
6,500,000	Puerto Rico Electric Power Authority, Series SS	5.000		07/01/2022	07/01/2022		6,380,920
790,000	Puerto Rico Electric Power Authority, Series SS	5.000		07/01/2020	07/01/2020		785,821
1,000,000	Puerto Rico Electric Power Authority, Series SS	5.000		07/01/2023	07/01/2023		973,310

50      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$300,000	Puerto Rico Electric Power Authority, Series SS	5.000%	07/01/2017	10/31/2015	A	$300,171
5,560,000	Puerto Rico Electric Power Authority, Series TT8	5.000	07/01/2025	07/01/2025		3,615,279
1,380,000	Puerto Rico Electric Power Authority, Series TT8	5.000	07/01/2017	07/01/2017		906,343
550,000	Puerto Rico Electric Power Authority, Series UU	4.500	07/01/2018	07/01/2018		548,207
1,385,000	Puerto Rico Electric Power Authority, Series UU	5.000	07/01/2016	07/01/2016		1,405,249
740,000	Puerto Rico Electric Power Authority, Series UU	4.000	07/01/2018	07/01/2018		728,130
1,705,000	Puerto Rico Electric Power Authority, Series VV	5.250	07/01/2025	07/01/2025		1,657,345
5,000,000	Puerto Rico Electric Power Authority, Series WW8	5.000	07/01/2028	07/13/2027	B	3,251,600
250,000	Puerto Rico Electric Power Authority, Series XX8	5.250	07/01/2027	07/01/2027		162,567
1,180,000	Puerto Rico Electric Power Authority, Series ZZ8	5.250	07/01/2025	07/01/2025		767,236
6,280,000	Puerto Rico Electric Power Authority, Series ZZ8	5.000	07/01/2017	07/01/2017		4,124,516
1,060,000	Puerto Rico Electric Power Authority, Series ZZ8	5.250	07/01/2026	07/01/2026		689,223
5,000,000	Puerto Rico Electric Power Authority, Series ZZ8	5.250	07/01/2018	07/01/2018		3,260,050
25,000	Puerto Rico Highway & Transportation Authority	5.500	07/01/2017	07/01/2017		25,446
20,000	Puerto Rico Highway & Transportation Authority	5.250	07/01/2017	07/01/2017		19,776
170,000	Puerto Rico Highway & Transportation Authority	5.000	07/01/2018	10/31/2015	A	170,002
840,000	Puerto Rico Highway & Transportation Authority	5.000	07/01/2018	01/01/2016	A	840,109
230,000	Puerto Rico Highway & Transportation Authority	5.250	07/01/2022	07/01/2022		232,049
790,000	Puerto Rico Highway & Transportation Authority	5.500	07/01/2019	07/01/2019		798,643
4,600,000	Puerto Rico Highway & Transportation Authority[7]	1.244	07/01/2028	07/01/2028		2,998,740
105,000	Puerto Rico Highway & Transportation Authority	5.500	07/01/2020	07/01/2020		105,674
530,000	Puerto Rico Highway & Transportation Authority	5.500	07/01/2023	07/01/2023		533,774
530,000	Puerto Rico Highway & Transportation Authority	5.750	07/01/2021	07/01/2021		330,890
1,010,000	Puerto Rico Highway & Transportation Authority	5.250	07/01/2018	07/01/2018		1,021,120
2,000,000	Puerto Rico Highway & Transportation Authority	5.250	07/01/2018	07/01/2018		2,022,020

51      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$11,150,000	Puerto Rico Highway & Transportation Authority	5.500%	07/01/2018	07/01/2018		$11,343,787
675,000	Puerto Rico Highway & Transportation Authority, Series G	5.250	07/01/2019	07/01/2019		435,760
1,045,000	Puerto Rico Highway & Transportation Authority, Series N	5.500	07/01/2021	07/01/2021		378,415
20,140,000	Puerto Rico Highway & Transportation Authority, Series Y	6.250	07/01/2021	07/15/2020	B	20,769,174
310,000	Puerto Rico Industrial Devel. Company, Series B	5.375	07/01/2016	10/31/2015	A	311,274
825,000	Puerto Rico Industrial Devel. Company, Series B	5.375	07/01/2016	04/01/2016	B	673,703
4,670,000	Puerto Rico Infrastructure	5.500	07/01/2022	07/01/2022		2,561,261
8,440,000	Puerto Rico Infrastructure	5.500	07/01/2020	07/01/2020		4,801,432
8,090,000	Puerto Rico Infrastructure	6.000	12/15/2026	12/15/2026		4,125,253
3,115,000	Puerto Rico Infrastructure	5.500	07/01/2021	07/01/2021		1,709,356
2,735,000	Puerto Rico Infrastructure (Mepsi Campus)[4]	6.250	10/01/2024	10/12/2020	B	1,234,059
3,500,000	Puerto Rico Infrastructure Financing Authority	5.250	12/15/2026	12/15/2026		1,706,005
100,000	Puerto Rico Infrastructure Financing Authority	5.500	07/01/2016	07/01/2016		99,943
3,310,000	Puerto Rico ITEMECF (Cogeneration Facilities)	6.625	06/01/2026	10/17/2024	B	3,142,150
2,095,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)	6.250	07/01/2026	07/01/2016	A	2,108,450
450,000	Puerto Rico ITEMECF (International American University)	5.000	10/01/2021	10/01/2021		441,189
265,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2021	01/31/2016	A	264,979
50,000	Puerto Rico Municipal Finance Agency, Series A	5.000	08/01/2016	10/31/2015	A	50,124
130,000	Puerto Rico Municipal Finance Agency, Series A	5.000	08/01/2027	03/12/2025	B	129,132
145,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2020	10/31/2015	A	145,001
485,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2016	10/31/2015	A	486,305
3,975,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2017	10/31/2015	A	3,978,458
2,000,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2019	10/31/2015	A	2,000,640
50,000	Puerto Rico Municipal Finance Agency, Series A	5.000	08/01/2022	08/01/2022		49,817
305,000	Puerto Rico Municipal Finance Agency, Series A	5.000	08/01/2030	02/28/2028	B	291,882
20,000	Puerto Rico Municipal Finance Agency, Series A	5.500	07/01/2017	10/31/2015	A	20,022
50,000	Puerto Rico Municipal Finance Agency, Series A	5.000	08/01/2018	10/31/2015	A	50,007

52      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$50,000	Puerto Rico Municipal Finance Agency, Series A	5.000%		08/01/2020	01/31/2016	A	$49,997
30,000	Puerto Rico Municipal Finance Agency, Series B	5.250		07/01/2021	07/01/2021		30,156
450,000	Puerto Rico Municipal Finance Agency, Series C	5.250		08/01/2017	08/01/2017		458,519
40,000	Puerto Rico Municipal Finance Agency, Series C	5.250		08/01/2022	08/01/2022		40,056
395,000	Puerto Rico Municipal Finance Agency, Series C	5.250		08/01/2019	08/01/2019		396,904
7,325,000	Puerto Rico Municipal Finance Agency, Series C	5.250		08/01/2018	08/01/2018		7,408,066
4,550,000	Puerto Rico Public Buildings Authority	5.750		07/01/2016	07/01/2016		3,728,270
760,000	Puerto Rico Public Buildings Authority	5.250		07/01/2027	10/17/2026	B	457,292
300,000	Puerto Rico Public Buildings Authority	5.500		07/01/2016	07/01/2016		274,674
135,000	Puerto Rico Public Buildings Authority	5.500		07/01/2023	07/01/2023		84,035
50,000	Puerto Rico Public Buildings Authority	5.250		07/01/2025	07/01/2025		50,132
735,000	Puerto Rico Public Buildings Authority	6.250		07/01/2021	07/01/2021		492,825
5,345,000	Puerto Rico Public Buildings Authority	6.250		07/01/2022	07/01/2022		3,517,758
2,155,000	Puerto Rico Public Buildings Authority	6.250		07/01/2023	07/01/2023		1,412,279
3,590,000	Puerto Rico Public Buildings Authority	6.000		07/01/2027	07/01/2018	A	3,601,488
4,990,000	Puerto Rico Public Buildings Authority	5.750		07/01/2022	07/01/2022		3,198,241
190,000	Puerto Rico Public Buildings Authority	5.500	[3]	07/01/2035	07/01/2017	C	190,074
3,300,000	Puerto Rico Public Buildings Authority	7.000		07/01/2021	07/01/2021		2,255,451
2,905,000	Puerto Rico Public Buildings Authority	6.250		07/01/2026	07/01/2026		1,891,387
13,200,000	Puerto Rico Public Buildings Authority	7.000		07/01/2025	04/13/2025	B	8,907,624
500,000	Puerto Rico Public Buildings Authority	6.125		07/01/2023	07/01/2023		325,810
37,400,000	Puerto Rico Public Finance Corp., Series A5	6.500		08/01/2028	12/12/2027	B	6,171,000
6,495,000	Puerto Rico Public Finance Corp., Series B5	6.000		08/01/2026	08/01/2026		1,071,675
54,770,000	Puerto Rico Public Finance Corp., Series B5	5.500		08/01/2031	07/17/2029	B	9,037,050
10,675,000	Puerto Rico Public Finance Corp., Series B5	6.000		08/01/2024	08/01/2024		1,761,375
17,475,000	Puerto Rico Public Finance Corp., Series B5	6.000		08/01/2025	08/01/2025		2,883,375
5,320,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500		08/01/2042	03/21/2042	B	2,238,922
11,355,000	Puerto Rico Sales Tax Financing Corp., Series A	5.000		08/01/2018	08/01/2018		5,668,075
1,175,000	Puerto Rico Sales Tax Financing Corp., Series A	4.375		08/01/2020	08/01/2020		512,782
11,000,000	Puerto Rico Sales Tax Financing Corp., Series A	5.625		08/01/2030	08/01/2030		4,712,950
2,980,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500		08/01/2028	08/01/2028		1,284,320
24,135,000	Puerto Rico Sales Tax Financing Corp., Series A	6.125		08/01/2029	08/01/2029		10,520,205

53      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$11,580,000	Puerto Rico Sales Tax Financing Corp., Series A	5.250%	08/01/2019	08/01/2019		$5,200,694
23,630,000	Puerto Rico Sales Tax Financing Corp., Series A	5.375	08/01/2020	08/01/2020		10,606,562
16,000,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500	08/01/2022	08/01/2022		7,198,240
10,550,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500	08/01/2023	08/01/2023		4,732,414
1,000,000	Puerto Rico Sales Tax Financing Corp., Series A	4.625	08/01/2019	08/01/2019		439,190
12,900,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500	08/01/2021	08/01/2021		5,820,738
22,825,000	Puerto Rico Sales Tax Financing Corp., Series A	5.000	08/01/2024	08/01/2024		10,124,485
9,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500	08/01/2044	01/31/2044	B	3,831,480
13,510,000	Puerto Rico Sales Tax Financing Corp., Series A	5.750	08/01/2037	01/31/2037	B	5,702,436
1,000,000	Puerto Rico Sales Tax Financing Corp., Series C	5.000	08/01/2022	08/01/2022		684,230
35,000,000	Puerto Rico Sales Tax Financing Corp., Series C	6.500	08/01/2035	08/01/2035		14,901,250
10,865,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000	08/01/2042	08/01/2041	B	4,599,046
5,000,000	University of Puerto Rico	5.000	06/01/2025	06/01/2025		2,221,000
1,000,000	University of Puerto Rico	5.000	06/01/2020	06/01/2020		458,040
2,535,000	University of Puerto Rico, Series P	5.000	06/01/2023	06/01/2023		1,139,457
1,790,000	University of Puerto Rico, Series Q	5.000	06/01/2022	06/01/2022		809,474
						456,758,219
Total Municipal Bonds and Notes (Cost $2,602,692,481)						2,334,924,555

Shares
Common Stock—0.0%
6,757	Resolute Forest Products[9,10] (Cost $80,903)					56,151
Total Investments, at Value (Cost $2,602,773,384)—99.0%						2,334,980,706
Net Other Assets (Liabilities)—1.0						24,400,077
Net Assets—100.0%						$2,359,380,783

Footnotes to Statement of Investments

*Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

A. Optional call date; corresponds to the most conservative yield calculation.

B. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

C. Date of mandatory put.

1. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

2. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

54      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Footnotes to Statement of Investments (Continued)

3. Represents the current interest rate for a variable or increasing rate security.

4. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

5. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

6. Zero coupon bond reflects effective yield on the date of purchase.

7. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

8. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

9. Non-income producing security.

10. Received as a result of a corporate action.

To simplify the listings of securities, abbreviations are used per the table below:

ABH	Adventist Bolingbrook Hospital
AGH	Adventist Glenoaks Hospital
AHA1HC	ARC/HDS Alamance #1 Hsg. Corp.
AHA3HC	ARC/HDS Alamance #3 Hsg. Corp.
AHA4HC	ARC/HDS Alamance #4 Hsg. Corp
AHA7HC	ARC/HDS Alamance #7 Hsg. Corp.
AHACHC	ARC/HDS Alamance Country Housing Corp.
AHEHC	ARC/HDS Elon Housing Corp.
AHH	Adventist Hinsdale Hospital
AHSGA	Adventist Health System-Georgia
AHSSunbelt	Adventist Health System-Sunbelt
BCHCC	Bernalillo County Health Care Corp.
CDFI	Campus Development Foundation, Inc.
CHCW	Catholic Healthcare West
CHFTEH	Catholic Housing for the Elderly & Handicapped
CHS	Catholic Health Services
COP	Certificates of Participation
CSAC	Counseling Services Addison County
CSAHS	The Sisters of Charity of St. Augustine Health System
CVH&OCC	Chippewa Valley Hospital & Oakview Care Center
CWM	Chemical Waste Management
DRIVERS	Derivative Inverse Tax Exempt Receipts
EDA	Economic Devel. Authority
EDC	Economic Devel. Corp.
EDFA	Economic Devel. Finance Authority
EPBH	Emma Pendleton Bradley Hospital
FHosp	Fletcher Hospital
FHW	Florida Hospital/Waterman
FHZ	Florida Hospital Zephyrhills
GINNE	Goodwill Industries of Northern New England
GO	General Obligation
H&EFA	Health and Educational Facilities Authority
H&HEFA	Hospitals and Higher Education Facilities Authority
HCS	Healtheast Care System
HE&HFB	Higher Educational and Housing Facility Board
HEFA	Higher Education Facilities Authority
HEFFA	Higher Educational Facilities Finance Authority
HESJH	HealthEast St. John’s Hospital
HEStJH	Healtheast St. Joseph’s Hospital

55      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Abbreviations (Continued)

HEWH	Healtheast Woodwinds Hospital
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
HFDC	Health Facilities Devel. Corp.
HSC	Hospital for Special Care
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JCH	Jellico Community Hospital
JFK	John Fitzgerald Kennedy
MAH	Metroplex Adventist Hospital
MBHS	Mississippi Baptist Health Systems
MBMC	Mississippi Baptist Medical Center
MH	Memorial Hospital
MHF	Miriam Hospital Foundation
MHFlagler	Memorial Hospital-FLagler
MHSys	Memorial Health Systems
MHWV	Memorial Hospital West Volusia
NWCDSC	Northwest Community Day Surgery Center
NWCH	Northwest Community Hospital
NWCHC	Northwest Community Healthcare
NWCSS	Northwestern Counseling & Support Services
NY/NJ	New York/New Jersey
NYC	New York City
PAHS	Portercare Adventist Health System
PHCF	Presbyterian Healthcare Foundation
PHlth	Presence Health
PHN	Presence Health Network
PHP	Presence PRV Health
PHSvcs	Presbyterian Healthcare Services
PLC	Presence Life Connections
PPH	Presence PRV Health
PRC	Presence RHC Corporation
PRMC	Presence Resurrection Medical Center
PSFH	Presence Saint Francis Hospital
PSJHC	Presence Saint Francis Hospital-Chicago
PSM&EMC	Presence Saints Mary and Elizabeth Medical Center
RCF	Rush-Copley Foundation
RCMC	Rush-Copley Medical Center
Res Rec	Resource Recovery Facility
RIH	Rhode Island Hospital
RIHF	Rhode Island Hospital Foundation
RMHS	Rutland Mental Health Services
RUMC	Rush University Medical Center
SANC	St. Anne’s Nursing Center
SJR	St. Joseph Residence
SJRNC	St. John’s Rehabilitation and Nursing Center
SLHOKC	St. Luke’s Hospital of Kansas City
SLHS	St. Luke’s Health System
SMMC	Shawnee Mission Medical Center
SVHC	Southwest Volusia Healthcare Corporation
TASC	Tobacco Settlement Asset-Backed Bonds
TFABs	Tobacco Flexible Amortization Bonds

56      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Abbreviations (Continued)

TMH	The Miriam Hospital
UHHS	University Hospitals Health System
UMass	University of Massachusetts
VMNRC	Villa Marina Nursing & Rehabilitation Center
VOA	Volunteers of America
WCMHS	Washington County Mental Health Services
WFMG	Wheaton Franciscan Medical Group
WFS	Wheaton Franciscan Services
WM	Waste Management
WMDSC	Waste Management Disposal Services of Colorado
WMO	Waste Management of Oregon
WMW	Waste Management of Washington

See accompanying Notes to Financial Statements.

57      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2015

Assets
Investments, at value (cost $2,602,773,384)—see accompanying statement of investments	$2,334,980,706
Cash	7,369,160
Receivables and other assets:
Interest	39,024,499
Investments sold on a when-issued or delayed delivery basis	27,132,189
Shares of beneficial interest sold	785,609
Other	1,518,479

Total assets	2,410,810,642

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	43,965,000
Shares of beneficial interest redeemed	5,011,923
Dividends	1,700,589
Distribution and service plan fees	423,576
Investments purchased	118,617
Trustees’ compensation	107,625
Shareholder communications	25,086
Interest expense on borrowings	580
Other	76,863

Total liabilities	51,429,859
Net Assets	$2,359,380,783

Composition of Net Assets
Par value of shares of beneficial interest	$523,613
Additional paid-in capital	2,762,419,232
Accumulated net investment income	9,158,820
Accumulated net realized loss on investments	(144,928,204)
Net unrealized depreciation on investments	(267,792,678)

Net Assets	$2,359,380,783

58      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $1,321,553,568 and 292,850,910 shares of beneficial interest outstanding)	$4.51
Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$4.61

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $15,745,462 and 3,493,730 shares of beneficial interest outstanding)	$4.51

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $707,251,850 and 157,487,155 shares of beneficial interest outstanding)	$4.49

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $314,829,903 and 69,780,845 shares of beneficial interest outstanding)	$4.51

See accompanying Notes to Financial Statements.

59      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2015

Investment Income
Interest	$144,307,415
Expenses
Management fees	12,421,801
Distribution and service plan fees:
Class A	4,174,103
Class B	214,132
Class C	8,457,007
Transfer and shareholder servicing agent fees:
Class A	1,683,088
Class B	21,423
Class C	845,873
Class Y	495,692
Shareholder communications:
Class A	35,890
Class B	1,305
Class C	19,950
Class Y	9,946
Borrowing fees	4,207,383
Interest expense and fees on short-term floating rate notes issued (See Note 4)	438,094
Interest expense on borrowings	106,401
Trustees’ compensation	46,500
Custodian fees and expenses	44,162
Other	453,996

Total expenses	33,676,746
Net Investment Income	110,630,669
Realized and Unrealized Gain (Loss)
Net realized gain on investments	6,654,638
Net change in unrealized appreciation/depreciation on investments	(165,623,916)
Net Decrease in Net Assets Resulting from Operations	$(48,338,609)

See accompanying Notes to Financial Statements.

60      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2015	Year Ended September 30, 2014

Operations
Net investment income	$110,630,669	$156,735,579

Net realized gain (loss)	6,654,638	(15,208,079)

Net change in unrealized appreciation/depreciation	(165,623,916)	52,977,001

Net increase (decrease) in net assets resulting from operations	(48,338,609)	194,504,501

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(68,790,162)	(90,247,335)
Class B	(713,579)	(920,074)
Class C	(28,428,582)	(33,445,542)
Class Y	(21,417,644)	(21,195,250)

	(119,349,967)	(145,808,201)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(448,914,268)	(946,664,550)
Class B	(8,454,410)	(9,678,124)
Class C	(168,115,626)	(316,708,187)
Class Y	(255,461,014)	35,904,421

	(880,945,318)	(1,237,146,440)

Net Assets
Total decrease	(1,048,633,894)	(1,188,450,140)
Beginning of period	3,408,014,677	4,596,464,817

End of period (including accumulated net investment income of $9,158,820 and $16,287,304, respectively)	$2,359,380,783	$3,408,014,677

See accompanying Notes to Financial Statements.

61      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended September 30, 2015

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(48,338,609)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(494,223,482)
Proceeds from disposition of investment securities	1,410,209,064
Short-term investment securities, net	723,217
Premium amortization	29,853,661
Discount accretion	(1,438,051)
Net realized gain on investments	(6,654,638)
Net change in unrealized appreciation/depreciation on investments	165,623,916
Change in assets:
Increase in other assets	(523,224)
Decrease in interest receivable	16,324,881
Increase in receivable for securities sold	(15,764,907)
Change in liabilities:
Decrease in other liabilities	(417,295)
Increase in payable for securities purchased	87,818

Net cash provided by operating activities	1,055,462,351

Cash Flows from Financing Activities
Proceeds from borrowings	678,400,000
Payments on borrowings	(712,100,000)
Payments on short-term floating rate notes issued	(18,515,000)
Proceeds from shares sold	446,834,389
Payments on shares redeemed	(1,431,355,399)
Cash distributions paid	(21,952,113)

Net cash used in financing activities	(1,058,688,123)

Net decrease in cash	(3,225,772)

Cash, beginning balance	10,594,932

Cash, ending balance	$7,369,160

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $97,877,787.

Cash paid for interest on borrowings—$116,010.

Cash paid for interest on short-term floating rate notes issued—$438,094.

See accompanying Notes to Financial Statements.

62      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September	September	September	September	September
Class A	30, 2015[1]	30, 2014[1]	30, 2013[1]	28, 2012[1,2]	30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$4.78	$4.71	$5.04	$4.84	$4.89

Income (loss) from investment operations:
Net investment income[3]	0.18	0.20	0.18	0.21	0.24
Net realized and unrealized gain (loss)	(0.26)	0.06	(0.33)	0.22	(0.05)

Total from investment operations	(0.08)	0.26	(0.15)	0.43	0.19

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.19)	(0.19)	(0.18)	(0.23)	(0.24)

Net asset value, end of period	$4.51	$4.78	$4.71	$5.04	$4.84

Total Return, at Net Asset Value[4]	(1.63)%	5.58%	(3.16)%	9.08%	3.99%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,321,554	$1,865,368	$2,781,456	$3,281,705	$2,388,951

Average net assets (in thousands)	$1,681,042	$2,282,451	$3,373,420	$2,776,061	$2,222,345

Ratios to average net assets:[5]
Net investment income	3.80%	4.24%	3.68%	4.25%	4.94%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.77%	0.76%	0.73%	0.72%	0.73%
Interest and fees from borrowings	0.14%	0.07%	0.03%	0.04%	0.07%
Interest and fees on short-term floating rate notes issued[6]	0.01%	0.01%	0.01%	0.02%	0.04%

Total expenses	0.92%	0.84%	0.77%	0.78%	0.84%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.92%	0.84%	0.77%	0.78%	0.84%

Portfolio turnover rate	16%	15%	23%	19%	21%

1. On August 21, 2015, the Fund effected a share split as described in Note 10 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. September 28, 2012 represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

63      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September	September	September	September	September
Class B	30, 2015[1]	30, 2014[1]	30, 2013[1]	28, 2012[1,2]	30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$4.77	$4.70	$5.04	$4.83	$4.89

Income (loss) from investment operations:
Net investment income[3]	0.14	0.16	0.14	0.17	0.19
Net realized and unrealized gain (loss)	(0.24)	0.06	(0.34)	0.22	(0.05)

Total from investment operations	(0.10)	0.22	(0.20)	0.39	0.14

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.16)	(0.15)	(0.14)	(0.18)	(0.20)

Net asset value, end of period	$4.51	$4.77	$4.70	$5.04	$4.83

Total Return, at Net Asset Value[4]	(2.23)%	4.68%	(3.91)%	8.20%	3.04%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,745	$25,356	$34,636	$48,567	$40,138

Average net assets (in thousands)	$21,385	$29,076	$43,668	$45,414	$40,653

Ratios to average net assets:[5]
Net investment income	3.06%	3.44%	2.84%	3.44%	4.08%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.53%	1.56%	1.57%	1.55%	1.58%
Interest and fees from borrowings	0.14%	0.07%	0.03%	0.04%	0.07%
Interest and fees on short-term floating rate notes issued[6]	0.01%	0.01%	0.01%	0.02%	0.04%

Total expenses	1.68%	1.64%	1.61%	1.61%	1.69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.68%	1.64%	1.61%	1.61%	1.69%

Portfolio turnover rate	16%	15%	23%	19%	21%

1. On August 21, 2015, the Fund effected a share split as described in Note 10 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. September 28, 2012 represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

64      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Class C	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Year Ended September 30, 2013[1]	Year Ended September 28, 2012[1,2]	Year Ended September 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$4.75	$4.69	$5.02	$4.82	$4.88

Income (loss) from investment operations:
Net investment income[3]	0.14	0.16	0.14	0.17	0.20
Net realized and unrealized gain (loss)	(0.24)	0.06	(0.33)	0.22	(0.05)

Total from investment operations	(0.10)	0.22	(0.19)	0.39	0.15
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.16)	(0.16)	(0.14)	(0.19)	(0.21)

Net asset value, end of period	$4.49	$4.75	$4.69	$5.02	$4.82

Total Return, at Net Asset Value[4]	(2.30)%	4.74%	(3.85)%	8.22%	3.15%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$707,252	$922,694	$1,226,253	$1,456,703	$1,015,909

Average net assets (in thousands)	$845,068	$1,039,738	$1,486,679	$1,225,855	$958,181
Ratios to average net assets:[5]
Net investment income	3.04%	3.48%	2.91%	3.48%	4.17%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.52%	1.52%	1.50%	1.49%	1.50%
Interest and fees from borrowings	0.14%	0.07%	0.03%	0.04%	0.07%
Interest and fees on short-term floating rate notes issued[6]	0.01%	0.01%	0.01%	0.02%	0.04%

Total expenses	1.67%	1.60%	1.54%	1.55%	1.61%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.67%	1.60%	1.54%	1.55%	1.61%

Portfolio turnover rate	16%	15%	23%	19%	21%

1. On August 21, 2015, the Fund effected a share split as described in Note 10 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. September 28, 2012 represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

65      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Year Ended September 30, 2013[1]	Year Ended September 28, 2012[1,2]	Period Ended September 30, 2011[1,3]
Per Share Operating Data
Net asset value, beginning of period	$4.78	$4.71	$5.04	$4.83	$4.67
Income (loss) from investment operations:
Net investment income[4]	0.19	0.21	0.20	0.22	0.16
Net realized and unrealized gain (loss)	(0.26)	0.06	(0.33)	0.22	0.17

Total from investment operations	(0.07)	0.27	(0.13)	0.44	0.33
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.20)	(0.20)	(0.20)	(0.23)	(0.17)
Net asset value, end of period	$4.51	$4.78	$4.71	$5.04	$4.83

Total Return, at Net Asset Value[5]	(1.38)%	5.84%	(2.85)%	9.36%	7.33%

Ratios/Supplemental Data
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$314,830	$594,597	$554,120	$571,432	$115,887
Average net assets (in thousands)	$494,061	$502,919	$633,743	$380,240	$64,932
Ratios to average net assets:[6]
Net investment income	4.12%	4.48%	3.93%	4.45%	5.01%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.52%	0.52%	0.48%	0.46%	0.48%
Interest and fees from borrowings	0.14%	0.07%	0.03%	0.04%	0.07%
Interest and fees on short-term floating rate notes issued[7]	0.01%	0.01%	0.01%	0.02%	0.04%

Total expenses	0.67%	0.60%	0.52%	0.52%	0.59%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.67%	0.60%	0.52%	0.52%	0.59%
Portfolio turnover rate	16%	15%	23%	19%	21%

1. On August 21, 2015, the Fund effected a share split as described in Note 10 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. September 28, 2012 represents the last business day of the Fund’s reporting period.

3. For the period from January 31, 2011 (inception of offering) to September 30, 2011.

4. Per share amounts calculated based on the average shares outstanding during the period.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

6. Annualized for periods less than one full year.

7. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

66      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS September 30, 2015

1. Organization

Oppenheimer Rochester Limited Term Municipal Fund (the “Fund”), a series of Oppenheimer Municipal Fund, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

67      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

68      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$16,868,469	$—	$146,498,692	$266,859,971

1. At period end, the Fund had $146,498,692 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2016	$2,094,523
2017	32,902,442
2018	24,942,008
2019	9,284,227
No expiration	77,275,492

Total	$146,498,692

2. During the reporting period, the Fund utilized $3,910,603 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

4. During the reporting period, $70,040 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments

$117,466	$1,590,814	$1,473,348

The tax character of distributions paid during the reporting periods:

	Year Ended September 30, 2015	Year Ended September 30, 2014

Distributions paid from:
Exempt-interest dividends	$117,533,192	$140,718,565
Ordinary income	1,816,775	5,089,636

Total	$119,349,967	$145,808,201

69      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,556,011,588	[1]

Gross unrealized appreciation	$64,851,286
Gross unrealized depreciation	(331,711,257)

Net unrealized depreciation	$(266,859,971)

1. The Federal tax cost of securities does not include cost of $45,829,089, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when

70      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

3. Securities Valuation (Continued)

the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

71      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

72      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

3. Securities Valuation (Continued)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$28,311,271	$—	$28,311,271
Alaska	—	55,212	—	55,212
Arizona	—	33,952,990	—	33,952,990
Arkansas	—	235,566	—	235,566
California	—	232,130,656	—	232,130,656
Colorado	—	11,353,296	—	11,353,296
Connecticut	—	2,584,241	—	2,584,241
District of Columbia	—	85,234,726	—	85,234,726
Florida	—	160,521,265	293,910	160,815,175
Georgia	—	25,752,698	—	25,752,698
Hawaii	—	13,052,864	—	13,052,864
Idaho	—	160,315	—	160,315
Illinois	—	404,162,572	—	404,162,572
Indiana	—	38,735,986	—	38,735,986
Kansas	—	4,997,359	—	4,997,359
Kentucky	—	8,362,912	—	8,362,912
Louisiana	—	27,280,173	—	27,280,173
Maine	—	75,284	—	75,284
Maryland	—	1,472,123	—	1,472,123
Massachusetts	—	14,267,725	—	14,267,725
Michigan	—	128,486,583	—	128,486,583
Minnesota	—	3,341,686	—	3,341,686
Mississippi	—	27,617,070	—	27,617,070
Missouri	—	38,443,642	—	38,443,642
Montana	—	215,518	—	215,518
Nebraska	—	834,990	—	834,990
Nevada	—	32,332,376	—	32,332,376
New Hampshire	—	168,086	—	168,086
New Jersey	—	20,792,715	—	20,792,715
New Mexico	—	143,505	—	143,505
New York	—	108,306,081	—	108,306,081
North Carolina	—	7,986,545	—	7,986,545
North Dakota	—	15,062	—	15,062
Ohio	—	125,331,742	—	125,331,742
Oklahoma	—	833,126	—	833,126
Oregon	—	1,467,932	—	1,467,932
Other Territory	—	12,324,122	—	12,324,122

73      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Municipal Bonds and Notes (Continued)
Pennsylvania	$—	$49,792,665	$—	$49,792,665
Rhode Island	—	28,476,764	—	28,476,764
South Carolina	—	2,013,466	—	2,013,466
South Dakota	—	595,952	—	595,952
Tennessee	—	795,236	—	795,236
Texas	—	94,006,105	—	94,006,105
Utah	—	465,967	—	465,967
Vermont	—	9,269,978	—	9,269,978
Virginia	—	14,219,829	—	14,219,829
Washington	—	10,505,712	—	10,505,712
Wisconsin	—	28,348,166	—	28,348,166
Wyoming	—	38,042,571	—	38,042,571
U.S. Possessions	—	456,758,219	—	456,758,219
Common Stock	56,151	—	—	56,151

Total Assets	$56,151	$2,334,630,645	$293,910	$2,334,980,706

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term

74      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

4. Investments and Risks (Continued)

floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating ate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate

75      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the mount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The

76      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

4. Investments and Risks (Continued)

Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure under such agreements is estimated at $41,480,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $97,357,256 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $43,965,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 25,000,000	CA Health Facilities Financing Authority Tender Option Bond Series 2015-XF2024 Trust[3]	11.036%	11/15/31	$33,795,500
16,485,000	Chicago, IL Board of Education Tender Option Bond Series 2015-XF2149 Trust[3]	9.733	12/1/24	17,658,402
1,045,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.) DRIVERS	10.956	12/1/38	1,116,186
720,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.) DRIVERS	16.375	6/1/39	822,168

				$53,392,256

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities).

77      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

However, the Fund may only expose up to 5% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $43,965,000 or 1.82% of its total assets at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Sold securities	$27,132,189

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

78      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

4. Investments and Risks (Continued)

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest at period end is as follows:

Cost	$125,896,708
Market Value	$21,275,972
Market Value as % of Net Assets	0.90%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $60,046,136, representing 2.54% of the Fund’s net assets, were subject to these forbearance agreements.

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields,

79      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Market Risk Factors (Continued)

are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2015			Year Ended September 30, 2014
	Shares		Amount	Shares	Amount
Class A
Sold	15,209,976		$199,428,421	25,114,744	$355,015,266
Dividends and/or distributions reinvested	5,309,502		57,527,501	5,452,565	77,337,718
Redeemed	(64,286,201)		(705,870,190)	(97,337,510)	(1,379,017,534)
Shares tendered from share split	206,454,020	[1]	—	—	—

Net increase (decrease)	162,687,297		$(448,914,268)	(66,770,201)	$(946,664,550)

Class B
Sold	37,567		$534,408	91,649	$1,292,565
Dividends and/or distributions reinvested	62,010		674,451	61,035	865,126
Redeemed	(891,658)		(9,663,269)	(836,333)	(11,835,815)
Shares tendered from share split	2,514,431	[1]	—	—	—

Net increase (decrease)	1,722,350		$(8,454,410)	(683,649)	$(9,678,124)

Class C
Sold	6,355,120		$80,784,900	9,502,891	$133,712,012
Dividends and/or distributions reinvested	2,140,541		22,698,091	1,910,788	26,987,386
Redeemed	(23,536,005)		(271,598,617)	(33,935,600)	(477,407,585)
Shares tendered from share split	107,843,593	[1]	—	—	—

Net increase (decrease)	92,803,249		$(168,115,626)	(22,521,921)	$(316,708,187)

80      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

6. Shares of Beneficial Interest (Continued)

	Year Ended September 30, 2015			Year Ended September 30, 2014
	Shares		Amount	Shares	Amount
Class Y
Sold	12,422,727		$162,209,464	28,979,676	$412,740,470
Dividends and/or distributions reinvested	1,486,719		16,977,744	1,141,215	16,204,017
Redeemed	(34,357,084)		(434,648,222)	(27,866,092)	(393,040,066)
Shares tendered from share split	48,727,819	[1]	—	—	—

Net increase (decrease)	28,280,181		$(255,461,014)	2,254,799	$35,904,421

1. As of the close of August 21, 2015, the Fund implemented a share split which resulted in an addition of shares.

See Note 10.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$494,223,482	$1,410,209,064

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $100 million	0.500%
Next $150 million	0.450
Next $250 million	0.425
Next $4.5 billion	0.400
Next $5 billion	0.390
Over $10 billion	0.370

The Fund’s effective management fee for the reporting period was 0.41% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on

81      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the

82      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

	Class A Front-End Sales Charges Retained by	Class A Contingent Deferred Sales Charges Retained by	Class B Contingent Deferred Sales Charges Retained by	Class C Contingent Deferred Sales Charges Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor
September 30, 2015	$86,932	$50,572	$28,641	$44,020

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with

83      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Borrowings and Other Financing (Continued)

respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.2869% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.10% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had no borrowings outstanding.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$58,956,438
Average Daily Interest Rate	0.180%
Fees Paid	$3,148,296
Interest Paid	$116,010

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured

84      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

9. Borrowings and Other Financing (Continued)

borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.04% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$1,824,223

10. Share Split

As of the close of business on August 21, 2015, the Fund implemented a 3 for 1 share split. This share split effectively increased the number of outstanding shares for the Fund. As a result, shareholders’ accounts reflect additional shares with a lower net asset value per share. While the number of shares increased, neither the Fund’s holdings nor the total value of shareholders’ investments was affected. Per share data in the financial highlights prior to August 21, 2015, has been adjusted to give effect to this share split.

11. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed,

85      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

11. Pending Litigation (Continued)

to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In July 2015, the district court held an evidentiary hearing on plaintiffs’ motion for class certification.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

86      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Municipal Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Limited Term Municipal Fund, a separate series of Oppenheimer Municipal Fund, including the statement of investments, as of September 30, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Limited Term Municipal Fund as of September 30, 2015, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

November 25, 2015

87      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2015, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2014.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction. 98.48% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

88      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that

89      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire, and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the high yield muni category. The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance was below its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load high yield muni funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fees and total expenses were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and

90      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2016. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

91      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

92      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees and Trustee (since 2009) Year of Birth: 1943	Director and Vice Chairman of Community Foundation of the Florida Keys (non-profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2009) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Actua Corporation (information technology company) (since October 2003); formerly, Independent Chairman GSK Employee Benefit Trust (April 2006-June 2013); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-

93      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

David K. Downes, Continued	1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2009) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 53 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

94      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987 - 1991); former Chair of the Investment Management Subcommittee of the Washington, D.C. Bar. Oversees 53 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2009) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 53 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2009) Year of Birth: 1952	Director of Greenwall Foundation (since October 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Advisory Council Member of 100 Women in Hedge Funds

95      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Joanne Pace, Continued	(non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); Advisory Board Director of The Agile Trading Group LLC (2012-2013); New York Advisory Board Director of Peace First (non-profit) (2010-2013); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 53 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (June 2007-December 2013): Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989-January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

96      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

INTERESTED TRUSTEES

Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. As a Trustee, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, New York, New York 10281-1008.

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2013), Year of Birth: 1958	Chairman of the Sub-Adviser (July 2014-December 2014 and December 2009-December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009-December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007- July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on the

97      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

William F. Glavin, Jr., Continued	Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella, Pulire, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President (since 2005) Year of Birth: 1963	Senior Vice President of the Sub-Adviser (since July 2007) and a Senior Portfolio Manager (since December 2001); Vice President of the Sub-Adviser (April 2001-June 2007) and a Portfolio Manager with the Sub-Adviser (December 1999-November 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2005) Year of Birth: 1971	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2005) Year of Birth: 1972	Vice President of the Sub-Adviser (since July 2009) and a Senior Portfolio Manager (since January 2006); Assistant Vice President of the Sub-Adviser (July 2005-June 2009). Portfolio Manager of the Sub-Adviser (June 2002-December 2005). Corporate Attorney for Southern Resource Group (June 1999-July 2001). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006-June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

98      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Michael L. Camarella, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009- December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006- December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008- November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub-Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993).

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011- December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010- December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006- June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

99      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2004) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

100      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2015 OppenheimerFunds, Inc. All rights reserved.

101      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

102      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

103      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

OppenheimerFunds® The Right Way to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Visit Us oppenheimerfunds.com

Call Us 800 225 5677

Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0860.001.0915     November 23, 2015

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $59,200 in fiscal 2015 and $53,400 in fiscal 2014.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $2,500 in fiscal 2015 and $2,500 in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed $185,479 in fiscal 2015 and $1,042,959 in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, system conversion testing, and corporate restructuring

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed $628,126 in fiscal 2015 and $467,462 in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $816,105 in fiscal 2015 and $1,512,921 in fiscal 2014 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/17/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/17/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	11/17/2015